Exhibit 10.1



PURCHASE AGREEMENT

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.






Relating to Boeing Model 737 Aircraft

Purchase Agreement Number 1954

TABLE OF CONTENTS

		Page	SA
		Number	Number

ARTICLES

1.	Subject Matter of Sale	1-1

2.	Delivery, Title and Risk
of Loss	2-1

3.	Price of Aircraft	3-1

4.	Taxes	4-1

5.	Payment	5-1

6.	Excusable Delay	6-1

7.	Changes to the Detail
Specification	7-1

8.	Federal Aviation Requirements and
Certificates and Export License	8-1

9.	Representatives, Inspection,
Flights and Test Data	9-1

10.	Assignment, Resale or Lease	10-1

11.	Termination for Certain Events	11-1

12.	Product Assurance; Disclaimer and
Release; Exclusion of Liabilities;
Customer Support; Indemnification
and Insurance	12-1

13.	Buyer Furnished Equipment and
Spare Parts	13-1

14.	Contractual Notices and Requests	14-1

15.	Miscellaneous	15-1

TABLES

1.	Aircraft Deliveries and
Descriptions	S-1



TABLE OF CONTENTS


		SA
		Number

EXHIBITS


A	Aircraft Configuration

B	Product Assurance Document

C	Customer Support Document

D	Price Adjustments Due to
Economic Fluctuations -
Airframe and Engines

E	Buyer Furnished Equipment
Provisions Document

F	Defined Terms Document


LETTER AGREEMENTS


1954-1	Promotion Support

1954-2	Seller Purchased Equipment

1954-3	Option Aircraft.......................

1954-4	Spares Initial Provisioning...........

1954-5	Escalation Sharing....................

1954-6	Waiver of Aircraft Demonstration
Flights...........

1954-7	Additional Purchase Agreement .........
Provisions.............................

TABLE OF CONTENTS


		SA
		Number

RESTRICTED LETTER AGREEMENTS


6-1162-DSF-003  [Confidential Treatment Requested]

6-1162-DSF-004  [Confidential Treatment Requested]

6-1162-DSF-005  [Confidential Treatment Requested]

6-1162-DSF-006  [Confidential Treatment Requested]

6-1162-DSF-008  [Confidential Treatment Requested]

6-1162-DSF-009  [Confidential Treatment Requested]

6-1162-DSF-012  [Confidential Treatment Requested]

6-1162-DSF-016  Special Purchase Agreement Provisions
  [Confidential Treatment Requested]




PURCHASE AGREEMENT NO. 1954

Relating to

BOEING MODEL 737-490 AIRCRAFT




	This Agreement is entered into as of September 18, 1996 by and between The Boeing Company, a Delaware corporation, with its principal office in Seattle, Washington (Boeing), and Alaska Airlines, Inc., an Alaska corporation, with its principal office in the City of Seattle, State of Washington (Buyer).


Accordingly, Boeing and Buyer agree as follows:

ARTICLE 1.	Subject Matter of Sale.

	1.1	The Aircraft.  Boeing will manufacture and deliver to Buyer
and Buyer will purchase and accept delivery from Boeing of twelve (12)
Boeing Model 737-490             aircraft (the Aircraft) manufactured in
accordance with Boeing detail specification D6-38900-4-1C dated August 29, 1996, as described in Exhibit A, as modified from time to time in accordance with this Agreement (Detail Specification).

	1.2	Additional Goods and Services.  In connection with the sale
of the Aircraft, Boeing will also provide to Buyer certain other things under this Agreement, including data, documents, training and services, all as described in this Agreement.

	1.3	Performance Guarantees.  Any performance guarantees
applicable to the Aircraft will be expressly included in this Agreement. Where performance guarantees are included in this Agreement other than within the Detail Specification, such guarantees will be treated as being incorporated in the Detail Specification by this reference.

	1.4	Defined Terms.  For ease of use, certain terms are treated as defined terms in this Agreement. Such terms are identified with a capital letter and set forth and/or defined in Exhibit F.

ARTICLE 2.	Delivery, Title and Risk of Loss.

	2.1	Time of Delivery.  The Aircraft will be delivered to Buyer by
Boeing, and Buyer will accept delivery of the Aircraft, in accordance with the schedule set forth in Table 1.

	2.2	Notice of Target Delivery Date.  Boeing will give Buyer
notice of the Target Delivery Date of the Aircraft approximately 30 days prior to the scheduled month of delivery.

	2.3	Notice of Delivery Date.  Boeing will give Buyer at least 7
days notice of the delivery date of the Aircraft. If an Aircraft delivery is delayed beyond such delivery date due to the responsibility of Buyer, Buyer will reimburse Boeing for all costs incurred by Boeing as a result of such delay, including amounts for storage, insurance, Taxes, preservation or protection of the Aircraft and interest on payments due.

	2.4	Place of Delivery.  The Aircraft will be delivered at a
facility selected by Boeing in the State of Washington, unless mutually agreed otherwise.

	2.5	Title and Risk of Loss.  Title to and risk of loss of an
Aircraft will pass from Boeing to Buyer upon delivery of such Aircraft, but not prior thereto.

	2.6	Bill of Sale.  Upon delivery of an Aircraft Boeing will
deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any encumbrances.

ARTICLE 3.	Price of Aircraft.

	3.1	Definitions.

		3.1.1	Special Features are the features incorporated in
Exhibit A which have been selected by Buyer.

		3.1.2	Base Airframe Price is the Aircraft Basic Price
excluding the price of Special Features and Engines.

		3.1.3	Engine Price is the price established by the Engine
manufacturer for the Engines installed on the Aircraft including all accessories, equipment and parts set forth in Exhibit D.

		3.1.4	Aircraft Basic Price is comprised of the Base Airframe
Price, the Engine Price and the price of the Special Features.

		3.1.5	Economic Price Adjustment is the adjustment to the
Aircraft Basic Price (Base Airframe, Engine and Special Features) as calculated pursuant to Exhibit D.

		3.1.6	Aircraft Price is the total amount Buyer is to pay for
the Aircraft at the time of delivery.

	3.2	Aircraft Basic Price.

		The Aircraft Basic Price, expressed in July 1995 dollars, is set forth below:

	Base Airframe Price:	[Confidential Treatment Requested]
	Special Features	[Confidential Treatment Requested]
	Engine Price	[Confidential Treatment Requested]
	Aircraft Basic Price	[Confidential Treatment Requested]


	3.3	Aircraft Price.  The Aircraft Price will be established at
the time of delivery of such Aircraft to Buyer and will be the sum of:

		3.3.1	the Aircraft Basic Price, which is [Confidential
Treatment Requested]

		3.3.2	the Economic Price Adjustments for the Aircraft Basic
Price, as calculated pursuant to the formulas set forth in Exhibit D (Price Adjustments Due to Economic Fluctuations - Airframe and Engine); plus

		3.3.3	other price adjustments made pursuant to this
Agreement or other written agreements executed by Boeing and Buyer.


	3.4	Advance Payment Base Price.

		3.4.1	Advance Payment Base Price.  For advance payment
purposes, the following estimated delivery prices of the Aircraft have been established, using currently available forecasts of the escalation factors used by Boeing as of the date of signing this Agreement. The Advance Payment Base Price of each Aircraft is set forth in Table 1.

ARTICLE 4.	Taxes.

	4.1	Taxes.  Buyer will pay all Taxes imposed by any domestic or
foreign taxing authority arising out of or in connection with this Agreement or performance pursuant to it. In this Agreement, "Taxes" are defined as all taxes, fees, charges or duties and any interest, penalties, fines, or other additions to tax, including, but not limited to, sales, use, value added, gross receipts, stamp, excise, transfer and similar taxes, except U.S. federal income taxes and Washington State business and occupation tax imposed on Boeing.

	4.2	Taxes Relating to Buyer Furnished Equipment.  Buyer is
responsible for the proper filing of all tax returns, reports and declarations and payment of all taxes related to or imposed on Buyer Furnished Equipment.

	4.3	Reimbursement of Boeing.  Buyer will promptly reimburse
Boeing on demand, net of additional taxes thereon, for any Taxes that are imposed on and paid by Boeing or for which Boeing is responsible for collecting.


ARTICLE 5.	Payment.

	5.1	Advance Payment Schedule.  Advance payment for each Aircraft will be made to Boeing by Buyer as follows:

Due Date of Payment	Amount Due /per Aircraft/
	(Percentage times
	Advance Payment Base Price)


Upon signing the Agreement	1% (less the
		Deposit)

24 months prior to the first	4%
day of the scheduled delivery
month of the Aircraft

21 months prior to the first	5%
day of the scheduled delivery
month of the Aircraft

18 months prior to the first	5%
day of the scheduled delivery
month of the Aircraft

12 months prior to the first	5%
day of the scheduled delivery
month of the Aircraft

9 months prior to the first	5%
day of the scheduled delivery
month of the Aircraft

6 months prior to the first	5%
day of the scheduled delivery
month of the Aircraft/

	Total		30%


	5.2	Payment at Delivery.  The Aircraft Price, less Advance
Payments received by Boeing, is due on delivery of such Aircraft to Buyer.

	5.3	Form of Payments.  All payments due hereunder will be made by
Buyer to Boeing by unconditional deposit in a bank account in the United States designated by Boeing or in other immediately available funds. All prices and payments set forth in this Agreement are in United States
Dollars.

	5.4	Monetary and Government Regulations.  Buyer will be
responsible for complying with all monetary control regulations and for obtaining necessary governmental authorizations related to payments hereunder.

ARTICLE 6.	Excusable Delay.

	6.1	General.  Boeing will not be liable for or be deemed to be in default under this Agreement on account of any delay in delivery of any Aircraft or other performance hereunder arising out of causes such as:
acts of God; war, armed hostilities, riots, fires, floods, earthquakes or serious accidents; governmental acts or failures to act affecting materials, facilities or Aircraft; strikes or labor troubles causing cessation, slowdown or interruption of work; damage to an Aircraft; failure of or delay in transportation; or inability, after due and timely diligence, to procure materials, systems, accessories, equipment or parts;
or arising out of any other cause to the extent it is beyond Boeing's control or not occasioned by Boeing's fault or negligence. A delay resulting from such causes is referred to as an "Excusable Delay".

	6.2	Excusable Delay of 12 Months.

		6.2.1	Anticipated Delay.  If Boeing concludes, based on its
appraisal of the facts and normal scheduling procedures, that due to an Excusable Delay, delivery of an Aircraft will be delayed more than 12 months beyond the month in which delivery is scheduled, Boeing will promptly so notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after receipt by Buyer of Boeing's notice.
Failure of a party to terminate the purchase of an Aircraft for an Excusable Delay pursuant to this paragraph results in a waiver of that party's right to terminate the purchase of such Aircraft for any delay in delivery caused by such Excusable Delay.

		6.2.2	Actual Delay.  If, due to an Excusable Delay, delivery
of an Aircraft is delayed for more than 12 months beyond the month in which delivery is scheduled, and such right to terminate has not been waived under paragraph 6.2.1, either party may terminate this Agreement with respect to such Aircraft by giving written notice to the other within 15 days after the expiration of such 12-month period.

	6.3	Aircraft Damaged Beyond Repair.  If, prior to delivery, an
Aircraft is destroyed or damaged beyond economic repair due to any cause, Boeing will promptly notify Buyer in writing and either party may then terminate this Agreement with respect to such Aircraft. If Boeing does not so terminate this Agreement with respect to such Aircraft, such notice will specify the earliest date reasonably possible, consistent with Boeing's other contractual commitments and production capabilities, by which Boeing will deliver a replacement for such Aircraft. This Agreement will thereupon terminate as to such Aircraft, unless Buyer gives Boeing written notice, within 30 days after receipt of Boeing's notice, that Buyer desires the proposed replacement for such Aircraft.

	6.4	Agreement Revision.  If an Aircraft is delayed, or destroyed or damaged beyond economic repair, and this Agreement is not terminated pursuant to this Article, this Agreement will be appropriately revised.

	6.5	Agreement Termination.

		6.5.1	Termination under this Article will discharge all
obligations and liabilities of Boeing and Buyer hereunder with respect to terminated Aircraft and all related undelivered items and services, except that Boeing will return to Buyer, without interest, all advance payments related to such Aircraft,

		6.5.2	If either party terminates this Agreement as to any
Aircraft pursuant to this Article, Boeing may, upon written notice to Buyer within 30 days after such termination, purchase from Buyer any Buyer Furnished Equipment related to such Aircraft, at the invoice prices paid, or contracted to be paid, by Buyer.

	6.6	Exclusive Rights.  The termination rights set forth in this
Article are in substitution for any and all other rights of termination or contract lapse or any other claim arising by operation of law by virtue of delays in performance covered by this Article.

ARTICLE 7.	Changes to the Detail Specification.

	7.1	Development Changes.  Boeing may, at its own expense and
without Buyer's consent, incorporate Development Changes in the Detail Specification and the Aircraft prior to delivery to Buyer. Development Changes are defined as changes to the basic specification for
Model 737           aircraft that do not affect the Aircraft Purchase Price
or adversely affect Aircraft delivery, guaranteed weight, guaranteed performance or compliance with the interchangeability or replaceability requirements set forth in the Detail Specification. If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes.

	7.2	Change Orders.  The Detail Specification and associated
provisions of this Agreement may be amended by Change Order or other written agreement, which will state the particular changes to be made and any effect on design, performance, weight, balance, time of delivery, Aircraft Basic Price and Advance Payment Base Price.


ARTICLE 8.	Federal Aviation Requirements and Certificates.

	8.1	FAA Certificates.

		8.1.1	Boeing will obtain from the Federal Aviation
Administration (FAA):

			8.1.1.1 a Type Certificate (transport category) issued pursuant to Part 21 of the Federal Aviation Regulations for the type of aircraft covered by this Agreement, and

			8.1.1.2 a Standard Airworthiness Certificate for each Aircraft issued pursuant to Part 21 of the Federal Aviation Regulations, which will be provided to Buyer with delivery of the Aircraft.

		8.1.2	Boeing will not be obligated to obtain any other
certificates or approvals for the Aircraft.

		8.1.3	If the use of either FAA certificate is discontinued
prior to delivery of an Aircraft, references in this Agreement to such discontinued certificate will be deemed references to its superseding FAA certificate. If the FAA does not issue a superseding certificate, Boeing's only obligation under this paragraph will be to comply with the Detail Specification.

	8.2	FAA Manufacturer Changes.

		8.2.1	If the FAA, or any other governmental agency having
jurisdiction, requires any change to the Aircraft, data relating to the Aircraft, or testing of the Aircraft in order to obtain the Standard Airworthiness Certificate (Manufacturer Change), such Manufacturer Change will be made prior to delivery of such Aircraft.

		8.2.2	If prior to Aircraft delivery a Manufacturer Change is
required to be incorporated in an Aircraft, it will be incorporated at no charge to Buyer, unless the requirement is promulgated subsequent to the date of this Agreement, in which case Buyer will pay Boeing's charge only for Aircraft scheduled for delivery to Buyer 18 months or more after the date of this Agreement.

	8.3	FAA Operator Changes.

		8.3.1	Boeing will deliver each Aircraft with the changes in
equipment incorporated (or, at Boeing's sole discretion, with suitable provisions for the incorporation of such equipment) that is required by Federal Aviation Regulations which (i) are generally applicable with respect to transport category aircraft to be used in United States certified air carriage and (ii) have to be complied with on or before the date of delivery of such Aircraft (Operator Changes).

		8.3.2	If Operator Changes are incorporated in an Aircraft,
Buyer will pay Boeing's charge applicable to such Aircraft.

	8.4	Delays; Changes to this Agreement.  If delivery of an
Aircraft is delayed due to the incorporation of a Manufacturer Change or an Operator Change, the delivery of the Aircraft will be appropriately revised to reflect such delay. This Agreement will also be revised to reflect appropriate changes in the Aircraft Price, design, performance, weight and balance due to the incorporation of a Manufacturer Change or an Operator Change.


ARTICLE 9.	Representatives, Inspection,
Flights and Test Data.

	9.1	Office Space at Boeing.  From a date 12 months prior to
delivery of the first Aircraft, and until the delivery of the last Aircraft, Boeing will furnish, without additional charge, suitable office space and equipment in or conveniently located near its plant in Seattle for the accommodation of up to three (3) personnel of Buyer.

	9.2	Inspection by Buyer.  Designated representatives of Buyer may inspect the manufacturing of the Aircraft at all reasonable times.
However, if access to any part of Boeing's plant is restricted by the United States Government, Boeing will be allowed a reasonable time to arrange for inspection elsewhere. All inspections by Buyer's representatives will be performed so as not to hinder manufacture or performance by Boeing.

	9.3	Aircraft Flight.  Prior to delivery, each Aircraft will be
flown by Boeing for such periods as may be required to demonstrate to Buyer the function of the Aircraft and its equipment in accordance with Boeing's production flight test procedures. The aggregate duration of such flights will be not less than 1-1/2 hours or more than 4 hours. Five persons designated by Buyer may participate in such flights as observers.

	9.4	Test Data.  Boeing will furnish to Buyer, as soon as
practicable, flight test data obtained on an aircraft of the type purchased hereunder, certified as correct by Boeing, to evidence compliance with any performance guarantees set forth in this Agreement. Any Performance Guarantee will be deemed to be met if reasonable engineering interpretations and calculations based on such flight test data establish that the Aircraft would, if actually flown, comply with such guarantee.

	9.5	Special Aircraft Test Requirements.  Boeing may use the
Aircraft for flight and ground tests prior to delivery to Buyer, without reduction in the Aircraft Purchase Price, if such tests are deemed necessary by Boeing to:

		9.5.1 obtain or maintain the Type Certificate or Standard Airworthiness Certificate for the Aircraft; or

		9.5.2 evaluate aircraft improvement changes that may be offered for production or retrofit incorporation in any aircraft.

	9.6	Indemnity.  Boeing will indemnify and hold harmless Buyer and
Buyer's observers from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto, for injury to or death of any person or persons, including employees of Boeing but excluding employees, officers or agents of Buyer, or for loss of or damage to any property, arising out of or in connection with the operation of the Aircraft during all demonstration and test flights conducted under the provisions of this Article, whether or not arising in tort or occasioned in whole or in part by the negligence of Buyer or any of Buyer's observers, whether active, passive or imputed.

ARTICLE 10.	Assignment, Resale or Lease.

	10.1	Assignment.  This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns. Neither the rights nor the duties of either party under this Agreement may be assigned or delegated, or contracted to be assigned or delegated, in whole or part, without the prior written consent of the other party, except that:

		10.1.1 Either party may assign its interest to a corporation that (i) results from any merger or reorganization of such party or (ii) acquires substantially all the assets of such party;

		10.1.2  Boeing may assign its rights to receive money; and

		10.1.3 Boeing may assign all or any part of its rights and obligations under this Agreement to any wholly owned subsidiary of Boeing, provided that Boeing will remain fully and solely responsible to Buyer for all obligations and liabilities as the seller of the Aircraft, and Buyer will continue to deal exclusively with Boeing.

	10.2	Transfer by Buyer at Delivery.  Buyer may, and at Buyer's
request Boeing will, take any action reasonably required for the purpose of causing an Aircraft, at time of delivery, to be subjected to an equipment trust, conditional sale, lien or other arrangement for the financing by Buyer of such Aircraft. No action taken by either party pursuant to this paragraph, however, will require Boeing to divest itself of title to or possession of such Aircraft until delivery and payment therefor pursuant to this Agreement.

	10.3	Sale by Buyer After Delivery.  If, following delivery of any
Aircraft, Buyer sells such Aircraft (including any sale for financing purposes), then all of Buyer's rights with respect to such Aircraft under this Agreement will inure to the benefit of the purchaser of such Aircraft, effective upon Boeing's receipt of such purchaser's express written agreement, in form satisfactory to Boeing, to be bound by and to comply with all applicable terms, conditions and limitations of this Agreement.

	10.4	Lease by Buyer After Delivery.  If, following delivery of any
Aircraft, Buyer leases such Aircraft, Buyer will not assign to the lessee of such Aircraft any rights under this Agreement without Boeing's prior written consent, which consent will not be unreasonably withheld.

	10.5	No Increase in Boeing Liability.  No action taken by Buyer or
Boeing relating to the assignment, resale or lease of any Aircraft or this Agreement will subject Boeing to any liability beyond that in this Agreement or modify in any way Boeing's obligations under this Agreement.

	10.6	Exculpatory or Indemnity Clause in Post-Delivery Sale or
Lease. If, following delivery of an Aircraft, Buyer sells or leases such Aircraft and obtains from the transferee an exculpatory or indemnity clause protecting Buyer, Buyer will include the same protection for Boeing.

ARTICLE 11.	Termination for Certain Events.

	11.1	Termination.  This Agreement may be terminated at any time
with regard to undelivered Aircraft and items and unperformed services by notice in writing by either party hereto if the other party:

		11.1.1	Ceases doing business as a going concern, suspends all
or substantially all its business operations, makes an assignment for the benefit of creditors, is insolvent, or generally does not pay its debts, or admits in writing its inability to pay its debts; or

		11.1.2	Petitions for or acquiesces in the appointment of any
receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets; commences any legal proceeding such as insolvency, bankruptcy, reorganization, readjustment of debt, dissolution or liquidation available for the relief of financially distressed debtors; or becomes the object of any such proceeding, unless such proceeding is dismissed or stayed within a reasonable period, not to exceed 60 days.

	11.2	Repayment of Advance Payments.  If this Agreement is
terminated with regard to any Aircraft by Buyer under this Article, Boeing will repay to Buyer, without interest, any advance payments received by Boeing from Buyer with respect to such Aircraft.

ARTICLE 12.	Product Assurance; Disclaimer and Release; Exclusion of
Liabilities; Customer Support; Indemnification and Insurance.

	12.1	Product Assurance.  Boeing and Buyer are bound by the
provisions of Exhibit B hereto (Product Assurance Document).

	12.2	DISCLAIMER AND RELEASE.  THE WARRANTIES, OBLIGATIONS AND
LIABILITIES OF BOEING AND THE REMEDIES OF BUYER SET FORTH IN THE PRODUCT ASSURANCE DOCUMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF BOEING AND ALL OTHER RIGHTS, CLAIMS AND REMEDIES OF BUYER AGAINST BOEING, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO:

		(A)	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

		(B)	ANY IMPLIED WARRANTY ARISING FROM COURSE OF
PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

		(C)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY IN
TORT, WHETHER OR NOT ARISING FROM THE NEGLIGENCE OF
BOEING (WHETHER ACTIVE, PASSIVE OR IMPUTED); AND

		(D)	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR
LOSS OF OR DAMAGE TO ANY AIRCRAFT.

	12.3	EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES.  BOEING WILL
HAVE NO OBLIGATION OR LIABILITY, WHETHER ARISING IN CONTRACT (INCLUDING WARRANTY), TORT (INCLUDING ACTIVE, PASSIVE OR IMPUTED NEGLIGENCE) OR OTHERWISE, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NONCONFORMANCE OR DEFECT IN ANY AIRCRAFT OR OTHER THING PROVIDED UNDER THIS AGREEMENT.

	12.4	Definitions.  For the purposes of this Article, the term
"BOEING" means The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.

	12.5	Customer Support and Indemnification; Insurance.  Boeing and
Buyer are bound by the provisions of Exhibit C hereto (Customer Support Document), which includes indemnification and insurance requirements related to the use of Customer Support Services.

ARTICLE 13.	Buyer Furnished Equipment and Spare Parts.

	13.1	Buyer Furnished Equipment.  Boeing and Buyer are bound by the provisions of Exhibit E (Buyer Furnished Equipment Document), which includes indemnification requirements related to Buyer Furnished Equipment.

	13.2	Purchase of Boeing Spare Parts.  Boeing will sell to Buyer
and Buyer will purchase from Boeing materials, spare parts, assemblies, tools and items of equipment relating to the Aircraft pursuant to Customer Services General Terms Agreement No. 90.


ARTICLE 14.	Contractual Notices and Requests.

	All notices and requests relating to this Agreement will be in English, and may be transmitted by any customary means of written communication addressed as follows:

	Buyer:		Alaska Airlines
			19300 Pacific Highway South

			Attention:  Senior Vice President
		      Finance

			Copy to:    Associate General Counsel

			Facsimile No.  (206) 433-3379


	Boeing:	Boeing Commercial Airplane Group
P.O. Box 3707
Seattle, Washington 98124-2207
U.S.A.

	Attention:	Vice President - Contracts
		Mail Stop 75-38

			Facsimile No.  (206) 237-1706

or to such other address as specified elsewhere herein or as otherwise directed in writing by either party. The effective date of any such notice or request will be the date on which it is received by the addressee.

ARTICLE 15.	Miscellaneous.

	15.1	Government Approval.  Boeing and Buyer will use their best
reasonable efforts to assist each other in obtaining any United States Governmental agency consents or approvals necessary or appropriate to effect certification and sale of the Aircraft under this Agreement.

	15.2	Headings.  Article and paragraph headings used in this
Agreement are for convenient reference only and are not intended to affect the interpretation of this Agreement.

	15.3	Entire Agreement; Amendments.  This Agreement contains the
entire agreement between the parties concerning the subject matter hereof and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written. This Agreement may be changed only in writing signed by authorized representatives of Boeing and Buyer, except in the case of certain changes permitted or required by this Agreement.

	15.4	GOVERNING LAW.  THIS AGREEMENT WILL BE GOVERNED BY THE LAW OF
THE STATE OF WASHINGTON, U.S.A., EXCLUSIVE OF WASHINGTON'S CONFLICTS OF
LAWS RULES.

	15.5	Negotiated Agreement.  This Agreement, including the
provisions of Article 12 relating to DISCLAIMER AND RELEASE, the Exclusion of Consequential and Other Damages, and the provisions relating to indemnification and insurance set forth in this Agreement, has been the subject of discussion and negotiation and is fully understood by the parties; the Aircraft Purchase Price and other agreements of the parties set forth in this Agreement were arrived at in consideration of such provisions.


*************************


ALASKA AIRLINES
THE BOEING COMPANY



By /s/ Harry G. Lehr 		By /s/ Dawn S. Foster

Its Senior Vice President Finance 	Its  Attorney-In-Fact


Table 1 to

Purchase Agreement 1954

Aircraft Deliveries and Descriptions

Model 737-490 Aircraft


Detail Specification No. and Date - D6-38900-4-1C  8-29-96
Exhibit Number - A



Month/Year		Quantity of
of Delivery		Aircraft		Price

June 1997		One (1)	[Confidential Treatment Requested]
July 1997		Two (2) 	[Confidential Treatment Requested]
January 1998		One (1) 	[Confidential Treatment Requested]
February 1998		One (1) 	[Confidential Treatment Requested]
March 1998		One (1) 	[Confidential Treatment Requested]
April 1998		One (1) 	[Confidential Treatment Requested]
May 1998		One (1) 	[Confidential Treatment Requested]
August 1998		One (1) 	[Confidential Treatment Requested]
September 1998	One (1) 	[Confidential Treatment Requested]
March 1999		One (1) 	[Confidential Treatment Requested]
May 1999		One (1) 	[Confidential Treatment Requested]






AIRCRAFT CONFIGURATION

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.



Exhibit A to Purchase Agreement Number 1954


AIRCRAFT CONFIGURATION

Dated September 18, 1996

relating to

BOEING MODEL 737-490 AIRCRAFT


	The Detail Specification is Detail Specification D6-38900-4-1C dated as of August 29, 1996. Such Detail Specification will be comprised of Detail Specification D6-38900-4-1 Revision T dated February 3, 1995 as amended to incorporate the applicable specification language to reflect the effect of the changes set forth in the Change Requests listed below (configuration of leased ILFC Model 737-4Q8 Aircraft PW251), including the effects of such changes on Manufacturer's Empty Weight (MEW) and Operating Empty Weight (OEW). Such Change Requests are set forth in Boeing Document D6-77136. As soon as practicable, Boeing will furnish to Buyer copies of the Detail Specification, which copies will reflect the effect of such changes. The Aircraft Basic Price reflects and includes all effects of such changes of price, except such Aircraft Basic Price does not include the price effects of Change Requests changing Buyer Furnished Equipment to Seller Purchased Equipment.

		           Price
			  Per Aircraft
Change No./Title		   	(1995$ STE)
1110MP3354			[CTR]*

  EXTERIOR DECORATIVE FINISH - COURTAULDS DESOTHANE
  HS HIGH SOLIDS TOPCOAT IN LIEU OF EXISTING TOPCOAT

2520CH3688			[CTR]*
 INTERIOR ARRANGEMENT REVISION - (8) BFE FIRST
  CLASS SEATS AND (132) BFE TOURIST CLASS SETAS

2524MP3498			[CTR]*

  BFE CLOSET AND BFE CLASS DIVIDER - REVISION

2527MP3125			[CTR]*

  PASSENGER COMPARTMENT FLOOR COVERING -
  INSTALLATION OF NEW BFE CARPETING

3435CH3033			[CTR]*
  FLIGHT DYNAMICS CAPTAIN ONLY HEAD UP
  GUIDANCE SYSTEM - COMPLETE BFE INSTALLATION -
  ILFC/ALASKA AIRLINES EFIS EQUIPED AIRPLANES

3446MP3147			[CTR]*

  GROUND PROXIMITY WARNING SYSTEM - BANK ANGLE
  CALLOUT REVISION

3458CH3040			[CTR]*
  INSTALL PARTIAL PROVISIONS FOR GLOBAL
  POSITIONING SYSTEM

3458MP3114			[CTR]*

  GLOBAL POSITIONING SYSTEM (GPS) - INSTALLATION -
  HONEYWELL, INC.


3461CH3199			[CTR]*
  FMC - REVISION - INSTALLATION OF A SECOND
  4 MCU, UPDATE 7 FMC INTO EXISTING PARTIAL
  PROVISIONS

	TOTAL		$[CTR]*




[CTR]* - Confidential Treatment Requested






PRODUCT ASSURANCE DOCUMENT

between

THE BOEING COMPANY

and

ALASKA AIRLINES





Exhibit B to Purchase Agreement Number 1954


PRODUCT ASSURANCE DOCUMENT NO. 1954

Dated

Relating to

BOEING MODEL 737-490 AIRCRAFT




	This Product Assurance Document is Exhibit B to and forms a part of Purchase Agreement No. 1954 between The Boeing Company (Boeing) and Alaska Airlines (Buyer) relating to the purchase of Boeing Model 737-490 aircraft. This Product Assurance Document consists of the following parts:


	PART A	Boeing Warranty

	PART B	Warranty Repairs and Modifications by Buyer

	PART C	Boeing Service Life Policy

	PART D	Boeing Indemnity Against Patent Infringement

	PART D-1	Boeing Indemnity Against Copyright Infringement

	PART E	Supplier Warranties and Patent Indemnities

	PART F	Engine Manufacturer Warranties

	PART G	Boeing Interface Commitment

	PART H	General



PART A

BOEING WARRANTY


1.	Warranties.

	Subject to the exceptions set forth herein, Boeing warrants that, at the time of delivery, each Aircraft, including all installed systems, accessories, equipment and parts, will:

	1.1	conform to the Detail Specification, as it may be changed
pursuant to this Agreement, except such portions stated to be estimates, approximations, design objectives, or design criteria, or described as not guaranteed;

	1.2	be free from defects in material and workmanship, including
process of manufacture; and

	1.3	be free from defects in design, including selection of (i)
materials and (ii) process of manufacture, in view of the state of the art at the time of design.

	For purposes of this Boeing Warranty, nonconformance with the Detail Specification, defects in material or workmanship and defects in design may hereinafter be called "defects" or a "defect", and the term "system", "accessory", "equipment" or "part" may hereinafter be called "item" or "items."

2.	Exceptions.

	The warranties above will not apply to BFE. The warranty above covering material and workmanship and the warranty above covering design will not apply to Engines or to any other item purchased by Boeing but not manufactured to Boeing's detailed design. However, any defect in the Boeing workmanship installing such BFE, Engines or other items in an Aircraft will constitute a defect in workmanship.

3.	Survival of Warranties.

	Neither the warranty of conformance to the Detail Specification applicable to Engines and other items purchased by Boeing but not manufactured to Boeing's detailed design, nor any Performance Guarantees, will survive delivery of the Aircraft. The remaining warranties set forth herein will survive delivery of the Aircraft, subject to the limitations and conditions set forth herein.

4.	Warranty Periods and Claims.

	4.1	The warranty periods are:

		4.1.1	As to a defect in conformance to the Detail
Specification, 36 months after delivery of each Aircraft, and

		4.1.2	As to a defect in material, workmanship or design in
any item, 36 months after delivery of each Aircraft in which such item was initially installed.

	4.2	Boeing's Product Assurance Regional Manager at Renton,
Washington must receive the warranty claim in writing at the earliest practicable time after the defect becomes apparent but in no event later than 90 days after expiration of the applicable warranty period.

	4.3	Such warranty claim must include the data set forth below
and, if requested by Boeing, reasonable evidence that the claimed defect did not result from any act or omission of Buyer.

		4.3.1	Identity of the item or Aircraft involved, including
Boeing part number, serial number if applicable, nomenclature and the quantity claimed to be defective;

		4.3.2	Identity of the Aircraft on which the claimed item was
installed as original equipment;

		4.3.3	Date the claimed defect became apparent which will be
the date such defect was discovered by Buyer or the warranty date set forth in a Boeing service bulletin or service letter, whichever date occurs first; and

		4.3.4	Description of the claimed defect and circumstances,
including Boeing service bulletin or Boeing service letter number if claim involves a service bulletin or letter.

	4.4	Upon completion of Boeing's warranty claim investigation,
including examination of any item or Aircraft returned to Boeing, Boeing will provide a written disposition of its warranty claim findings to Buyer. In the event Boeing rejects Buyer's warranty claim, Boeing will provide reasonable substantiation of such rejection in its disposition.

5.	Remedies.

	Buyer's remedies under this Boeing Warranty are as follows:

	5.1	As to a defect in conformance to the Detail Specification,
the correction at Boeing's expense of such defect; provided, however, that Boeing will not be obligated to correct any defect that has no material adverse effect on the maintenance, use or operation of the Aircraft. The warranty period for the corrected item will be the unexpired warranty period for the defective item.

	5.2	As to a defect in material or workmanship, (i) the repair at
Boeing's expense of such defect or, (ii) at Boeing's option, the replacement of such item with a similar item free from defect or the issuance of a credit memorandum to reimburse Buyer for a spare part previously purchased from Boeing as the replacement for such defective item. The warranty period for either correction will be the unexpired warranty period for the defective item.

	5.3	As to a defect in design, the correction at Boeing's expense of such defect. The warranty period for such correction is 18 months from receipt by Buyer of corrective material or the end of the original design warranty period for the defective item, whichever is later.

	5.4	Boeing will issue a credit memorandum to reimburse Buyer at
the Warranty Labor Rate for the direct labor hours required for removal from the Aircraft of a defective item and the reinstallation in the Aircraft of the corrected item.

6.	Returned Items.

	Unless otherwise provided in this Agreement, the Aircraft or item claimed to be defective must be returned to Boeing as soon as practicable. Buyer may also provide specific technical repair or correction instructions with such return. The absence of such instructions will evidence Buyer's authorization for Boeing to proceed using Boeing information and data. The following criteria will apply with respect to return of Aircraft or items to Boeing:

	6.1	As to Aircraft:

		6.1.1	An Aircraft may be returned only if

			6.1.1.1 substantially all the work to be performed by Boeing is covered by this Boeing Warranty, and

			6.1.1.2 Buyer does not have the capability to perform, nor is it practical for Boeing personnel to perform, the warranty work away from Boeing's facilities.

		6.1.2	All warranty work will be performed at Boeing's
expense, with reasonable efforts to minimize Aircraft out-of-service time. In addition, Boeing will reimburse Buyer by issuing a credit memorandum for the cost of fuel, oil and landing fees incurred in ferrying the Aircraft to Boeing's facilities and in ferrying the Aircraft back to Buyer's facilities. Buyer will minimize the length of both ferry flights.

		6.1.3	Any nonwarranty work performed by Boeing will be paid
for by Buyer at Boeing's then-standard rates.

		6.1.4	A separate agreement based on Boeing's then-standard
form will be entered into to cover the return of and work on such Aircraft.

	6.2	As to any system, accessory, equipment or part:

		6.2.1	All warranty work will be performed at Boeing's
expense, with reasonable efforts to minimize item out-of-service time for items returned.

		6.2.2	Boeing's turnaround-time objectives for repair or
replacement are: 10 working days for avionic and electronic items and 30 working days for other items when corrected at Boeing's facilities, or 40 working days when corrected at the facilities of a Boeing subcontractor. Turnaround time starts the date Boeing receives the returned item, together with Buyer's warranty claim describing the work, and ends the date of shipment by Boeing of such item. If a turnaround-time objective is not achieved and a resultant critical parts shortage is experienced by Buyer, and Buyer has procured spare parts for such item in accordance with the Boeing Recommended Spare Parts List, Boeing will, upon request from Buyer, either:

			6.2.2.1  expedite repair or replacement of the item or

			6.2.2.2 provide a similar item on a no-charge loan or no-charge lease basis until the repaired or replaced item is provided to Buyer.

		6.2.3	The freight charge for shipment to Boeing of any item
will be paid by Buyer; however, Boeing will reimburse Buyer by issuing a credit memorandum for such charge for any item determined to be defective under this Boeing Warranty. The freight charge for the return shipment to Buyer of any such defective item which has been repaired, replaced or corrected pursuant to this Boeing Warranty will be paid by Boeing.

	6.3	Title to and risk of loss of any Aircraft or item returned to
Boeing will at all times remain with Buyer and/or any other owner of such Aircraft or item, except that at the time Boeing ships a replacement item to Buyer, title to and risk of loss (i) for the returned item will pass to Boeing and (ii) for the replacement item will pass to Buyer. While Boeing has care, custody and control of an Aircraft or item, Boeing will have only such liabilities as a bailee for mutual benefit would have, but will not be liable for loss of use.

7.	Nonrepairable Items.

	Buyer may scrap any defective nonrepairable item having a then-current Boeing spare part selling price of $2,000 or less and make a claim for a replacement item. For a defective nonrepairable item having a then-current Boeing spare part selling price greater than $2,000, an authorized Boeing representative must confirm the nonrepairability of any such item. Buyer's claim for an item with a spare part selling price exceeding $2,000 must include such confirmation.

8.	Reimbursement for Certain Inspection Labor Costs.

	8.1	In addition to the remedies set forth in this Boeing
Warranty, Boeing will reimburse Buyer by issuing a credit memorandum at the Warranty Labor Rate for the direct labor hours expended by Buyer in performing inspections of the Aircraft to determine whether or not a covered defect exists in any system, accessory, equipment or part manufactured to Boeing's detailed design, provided that:

		8.1.1	such inspections are recommended by a Boeing service
bulletin or service letter issued by Boeing within 36 months after delivery of such Aircraft, and

		8.1.2	such reimbursement will not apply to any inspections
performed as an alternative to accomplishing corrective action when such corrective action is available to Buyer at the time such inspections are performed.

	8.2	If a covered defect is determined to exist as a result of the foregoing inspections, the remedies under this Boeing warranty will apply to Aircraft in warranty as of the warranty date set forth in the applicable Boeing service bulletin or service letter or the date the defect was discovered by Buyer, whichever date occurs first.

9.	Wear and Tear.

	Normal wear and tear and the need for regular maintenance and overhaul will not constitute a defect.

10.	Disclaimer and Release; Exclusion of Liabilities.

	This Part A and the rights and remedies of Buyer and obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.

11.	Buyer's Indemnification of Boeing.

	The provisions of Part E, "Buyer's Indemnification of Boeing and Insurance" of Exhibit C, will apply to all warranty work performed by Boeing hereunder in accordance with Buyer's specific technical repair or correction instructions, to the extent any legal liability of Boeing is based upon the content of such instructions.


PART B

WARRANTY REPAIRS AND MODIFICATIONS BY BUYER


1.	General.

	To expedite the return to service of any defective Aircraft or systems, accessories, equipment and parts (items) that Boeing is obligated to correct under the Boeing Warranty, repairs and modifications may, at Buyer's option, be performed by Buyer (work) and charged to Boeing, subject to the following:

2.	Scope.

	This option applies only to items manufactured to Boeing's detailed design. The warranty and notice periods and all other conditions and limitations applicable to the Boeing Warranty apply to this option.

3.	Repairs and Modifications.

	All work will be performed in accordance with Boeing's written instructions, using parts and materials as may be furnished by Boeing and/or Boeing approved parts and materials as may be furnished by Buyer.

4.	Claims for Reimbursement.

	Buyer's claim for reimbursement must be submitted in writing to Boeing promptly after completion of the work. Such claim must include the data set forth in paragraph 4.3 of Part A of this Exhibit B and the following:

	4.1	Description of the work performed by Buyer;

	4.2	Date work was completed by Buyer;

	4.3	Itemized account of the direct labor hours expended in
performing the work; and

	4.4	Itemized account of the direct materials incorporated in the work.


5.	Reimbursement.

	Upon approval of Buyer's claim for reimbursement, Boeing will reimburse Buyer by issuing a credit memorandum as follows:

	5.1	Direct Labor.

		At the Warranty Labor Rate specified herein for labor hours expended by Buyer's direct labor employees in performing the work, including removal, disassembly, inspection, bench testing, reassembly, final inspection, and reinstallation, but not to exceed Boeing's estimate of required labor hours, and excluding time for overhaul.

	5.2	Direct Materials.

		At the invoice cost to Buyer for all direct materials incorporated in the work, excluding (i) materials used for overhaul, (ii) materials furnished by Boeing at no charge, (iii) materials which exceed Boeing's estimate of required materials, and (iv) allowances for handling, overhead, taxes, customs duties and the like.

	5.3	Warranty Labor Rate.

		The Warranty Labor Rate is $41.25 per hour or 150% of Buyer's average direct hourly labor rate, whichever is greater. For this purpose, "average direct hourly labor rate" is defined as the average hourly rate (excluding all fringe benefits, premium-time allowances, social charges, business taxes and the like) paid by Buyer to Buyer's employees whose jobs are directly related to the performance of the work. Prior to or concurrently with submittal of Buyer's first claim for labor reimbursement, Buyer will notify Boeing of Buyer's then-current average direct hourly labor rate, and thereafter notify Boeing of any material change in such rate. Boeing may require data from Buyer to substantiate such rates.

	5.4	Limitation.

		The total reimbursement with respect to the direct labor and direct materials incorporated in the work, will not exceed 65% of Boeing's then-current sales price for the item unless a greater percentage is established for a particular item by written agreement between Boeing and Buyer.

All claims for reimbursement will be subject to audit by Boeing. Boeing will promptly notify Buyer of Boeing's disposition of each claim submitted hereunder.

6.	Replaced Parts.

	If component parts of any assembly are replaced by Buyer, the replaced parts will be tagged with the assembly part number, the serial number and the warranty claim number and retained for a period of 60 days following the date of submittal of Buyer's claim, so as to be made available for Boeing's inspection. Such parts may be scrapped after such 60-day period.


PART C

BOEING SERVICE LIFE POLICY


1.	Definitions.

	1.1	"Airframe Component" means any of the primary structural
elements of the wing, fuselage, or vertical or horizontal stabilizer set forth in Attachment A hereto and installed in an Aircraft at the time of delivery.

	1.2	"Landing Gear Component" means any of the primary structural elements of the landing gear set forth in Attachment A and installed in an Aircraft at the time of delivery.

	1.3	"Spare Component" means any component set forth in
Attachment A that was furnished to Buyer pursuant to this Policy or purchased by Buyer from Boeing as a spare part.

	1.4	"Covered Component" means an Airframe Component, a Landing
Gear Component or a Spare Component.

	1.5	"Failure" means any breakage or defect in a Covered
Component.

	1.6	"Failed Component" means a Covered Component in which a
Failure has occurred.

2.	Service Life Policy.

	If a Failure occurs in any Covered Component within the following periods, Boeing will promptly, at a price calculated pursuant to this Policy, either (i) design and furnish to Buyer materials required to correct the Failed Component (excluding industry standard parts) or (ii) furnish to Buyer a replacement Covered Component:

	2.1	As to any Airframe Component or Landing Gear Component,
within 12 years after delivery of the Aircraft in which such component was initially installed; or

	2.2	As to any Spare Component, within 12 years after delivery of such Spare Component, or within 12 years after delivery by Boeing of the last new Model 737 aircraft to Buyer, whichever first expires.

3.	Price.

	The price that Buyer will pay for the correction or replacement of a Failed Component will be calculated pursuant to the following formula:

		P =	CT
			144

	where:

	P =	price to Buyer

	C =	Boeing spare parts sales price at time of correction or
replacement

	T =	total age in months of the Failed Component from the date of delivery to Buyer to the date of Failure.

4.	Conditions and Limitations.

	Boeing's obligations under this Policy are conditioned upon the following:

	4.1	Buyer must notify Boeing of the Failure within three months
after it becomes apparent to Buyer.

	4.2	Buyer must provide reasonable evidence that the claimed
Failure is covered by this Policy and if requested by Boeing, that such Failure was not the result of (i) the breakage of or a defect in a component not covered by this Policy, (ii) an extrinsic force, (iii) an act or omission of Buyer, or (iv) operation or maintenance contrary to applicable regulations or Boeing's instructions.

	4.3	If return of a Failed Component is practicable and requested by Boeing, Buyer will return such Failed Component to Boeing at Boeing's expense.

	4.4	Buyer's rights and remedies under this Policy are limited to the receipt of corrective materials or replacement components at prices calculated in accordance with this Policy.


5.	Disclaimer and Release; Exclusion of Liabilities.

	This Part C and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer and Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.


COVERED AIRFRAME AND LANDING GEAR COMPONENTS


1.	Wing.

	(a)	Upper and lower skins and stiffeners between the forward and rear wing spars.

	(b)	Wing spar webs, chords and stiffeners.

	(c)	Inspar wing ribs.

	(d)	Inspar splice plates and fittings.

	(e)	Main landing gear support structure.

	(f)	Wing center section floor beams, lower beams and spanwise
beams, but not the seat tracks attached to floor beams.

	(g)	Engine strut support fittings attached directly to wing
primary structure.

	(h)	Wing-to-body structural attachments.

	(i)	Support structure in the wing for spoilers and spoiler
actuators; for aileron hinges and reaction links; and for leading edge devices and trailing edge flaps.

	(j)	Trailing edge flap tracks and carriages.

	(k)	Aileron, leading edge device and trailing edge flap internal, fixed attachment and actuator support structure.

2.	Body.

	(a)	External surface skins and doublers, longitudinal stiffeners, longerons and circumferential rings and frames between the forward pressure bulkhead and the vertical stabilizer rear spar bulkhead and structural support and enclosure for the APU but excluding all system components and related installation and connecting devices, insulation, lining, and decorative panels and related installation and connecting devices.

	(b)	Window and windshield structure but excluding the windows and windshields.

	(c)	Fixed attachment structure of the passenger doors, cargo
doors and emergency exits, excluding door mechanisms and movable hinge components. Sills and frames around the body openings for the passenger doors, cargo doors and emergency exits, excluding scuff plates and pressure seals.

	(d)	Nose wheel well structure, including the wheel well walls,
pressure deck, bulkheads, and gear support structure.

	(e)	Main gear wheel well structure including pressure deck and
landing gear beam support structure.

	(f)	Floor beams and support posts in the control cab and
passenger cabin area, but excluding seat tracks.

	(g)	Forward and aft pressure bulkheads.

	(h)	Keel structure between the wing front spar bulkhead and the
main gear wheel well aft bulkhead including splices.

	(i)	Wing front and rear spar support bulkheads, and vertical and horizontal stabilizer front and rear spar support bulkheads including terminal fittings but excluding all system components and related installation and connecting devices, insulation, lining, decorative panels and related installation and connecting devices.

	(j)	Support structure in the body for the stabilizer pivot and
stabilizer screw.

3.	Vertical Stabilizer.

	(a)	External skins between front and rear spars.

	(b)	Front, rear and auxiliary spar chords, webs and stiffeners
and attachment fittings.


	(c)	Inspar ribs.

	(d)	Rudder hinges and supporting ribs, excluding bearings.

	(e)	Support structure in the vertical stabilizer for rudder
hinges, reaction links and actuators.

	(f)	Rudder internal, fixed attachment and actuator support
structure.

4.	Horizontal Stabilizer.

	(a)	External skins between front and rear spars.

	(b)	Front and rear spar chords, webs and stiffeners.

	(c)	Inspar ribs.

	(d)	Stabilizer center section including hinge and screw support
structure.

	(e)	Support structure in the horizontal stabilizer for the
elevator hinges, reaction links and actuators.

	(f)	Elevator internal, fixed attachment and actuator support
structure.

5.	Engine Strut.

	(a)	Strut external surface skin and doublers and stiffeners.

	(b)	Internal strut chords, frames and bulkheads.

	(c)	Strut to wing fittings and diagonal brace.

	(d)	Engine mount support fittings attached directly to strut
structure and including the engine-mounted support fittings.


6.	Main Landing Gear.

	(a)	Outer cylinder.

	(b)	Inner cylinder, including axles.

	(c)	Upper and lower side struts, including spindles, universals
and reaction links.

	(d)	Drag strut.

	(e)	Bell crank.

	(f)	Orifice support tube.

	(g)	Trunnion link.

	(h)	Downlock links including spindles and universals.

	(i)	Torsion links.

	(j)	Actuator beam, support link and beam arm.

7.	Nose Landing Gear.

	(a)	Outer cylinder.

	(b)	Inner cylinder, including axles.

	(c)	Orifice support tube.

	(d)	Upper and lower drag strut, including lock links.

	(e)	Steering plates and steering collars.

	(f)	Torsion links.


NOTE:	The Service Life Policy does not cover any bearings, bolts,
bushings, clamps, brackets, actuating mechanisms or latching mechanisms used in or on the Covered Components.


PART D

BOEING INDEMNITY AGAINST PATENT INFRINGEMENT


1.	Indemnity.

	Subject to the provisions of this Part D, Boeing will indemnify and hold harmless Buyer from and against all claims, suits, actions, liabilities, damages and costs arising out of actual or alleged infringement, by any Aircraft or any system, accessory, equipment or part
(item) installed thereon at the time of Aircraft delivery, of any patent issued under the laws of any country in which Buyer lawfully operates the Aircraft (Country).

2.	Exceptions.

	2.1	This indemnity will not apply unless, from the time of design of the allegedly infringing Aircraft or item until the resolution of the infringement claim, the Country and flag country of the Aircraft: (i) are fully bound by the Chicago Convention on International Civil Aviation of December 7, 1944, and are fully entitled to all benefits of Article 27 thereof, or (ii) have been parties to the International Convention for the Protection of Industrial Property (Paris Convention).

	2.2	This indemnity will not apply to Buyer Furnished Equipment,
Engines, any system, accessory, equipment or part that was not manufactured to Boeing's detailed design, or to any system, accessory, equipment or part manufactured to Boeing's detailed design without Boeing's authorization.

3.	Conditions and Limitations.

	Buyer's remedy and Boeing's obligations hereunder are subject to the following:

	3.1	Buyer must give Boeing written notice within 10 days after
Buyer receives notice of a suit or action against Buyer alleging infringement or within 20 days after Buyer receives a written claim of infringement.


	3.2	Following receipt of such notice Boeing may conduct
negotiations with any party claiming infringement and may intervene in any suit or action. Whether or not Boeing intervenes, Boeing will be entitled at any stage of the proceedings to assume or control the defense.

	3.3	Buyer will (i) promptly furnish to Boeing all data, records
and assistance within Buyer's control which are material to any such claim, suit or action and (ii) (except as to amounts mandated by a judgment) obtain Boeing's prior approval to pay or assume any liabilities, damages, royalties or costs.

	3.4	Boeing's obligations and Buyer's remedies herein exclude
Buyer's incidental or consequential damages and liabilities, costs, loss of revenue or loss of profit resulting from loss of use, but include, at Boeing's option, replacing the infringing item or otherwise curing any infringement on account of which use of the Aircraft by Buyer is prevented.

	3.5	Boeing's obligations and Buyer's remedies herein are
exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations and liabilities of Boeing and any assignee of Boeing, and all other rights, remedies and claims, including claims for damages, direct, incidental or consequential, of Buyer against Boeing or any assignee of Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged patent infringement or the like by any Aircraft or any item installed therein.


PART D-1

BOEING INDEMNITY AGAINST COPYRIGHT INFRINGEMENT


1.	Indemnity.

	Subject to the following, Boeing will indemnify Buyer with respect to claims, suits, damages and costs arising out of copyright infringement by any computer software included with the Aircraft when the Aircraft is first delivered by Boeing (Aircraft Software).

2.	Exceptions, Limitations and Conditions.

	2.1	Boeing will have no obligation to indemnify Buyer relative to
Buyer Furnished Equipment, engines, software not manufactured to Boeing's detailed design, or software manufactured to Boeing's detailed design without Boeing's written authorization.

	2.2	Boeing's obligation to indemnify Buyer is limited to
infringements (a) in countries where Buyer lawfully operates the Aircraft (Countries) and (b) where, from the time of creation of the allegedly infringing software until the resolution of the infringement claim, the Countries and flag country of the Aircraft are members of The Berne Union and recognize computer software as a "work" under The Berne Convention.

	2.3	Boeing will have no obligation or liability for loss of use, revenue or profit, or for any other incidental or consequential damages.

	2.4	Boeing may, at its option, replace any infringing or
allegedly infringing Aircraft Software (or item containing Aircraft Software) with a noninfringing equivalent.

	2.5	Buyer must inform Boeing in writing (a) within 10 days after
Buyer receives notice of a suit or other formal action against Buyer alleging copyright infringement involving Aircraft Software and (b) within 30 days after Buyer receives any allegation or claim in the nature of copyright infringement involving Aircraft Software.

	2.6	Boeing may negotiate with any party claiming infringement and may intervene or assume control of the defense at any stage in any infringement suit or action.

	2.7	Buyer will promptly furnish to Boeing all data, records and
assistance within Buyer's possession or control which may be material to any copyright infringement claim, suit or action relating to Aircraft Software.

	2.8	Other than as required by a final judgment entered by a court of competent jurisdiction, Buyer will not make any payment or commitment to pay, assume any obligation, or make any material concession relative to any copyright infringement for which Boeing may otherwise be obligated.

	2.9	The obligations of Boeing and remedies of Buyer set forth in this Part are exclusive and in substitution for, and Buyer hereby waives, releases and renounces, all other indemnities, obligations, and liabilities of Boeing and all other rights, claims and remedies of Buyer against Boeing, express or implied, arising by law or otherwise, with respect to any actual or alleged copyright infringement or the like by any Aircraft or any item included in any Aircraft.



PART E

SUPPLIER WARRANTIES AND PATENT INDEMNITIES


1.	Supplier Warranties and Supplier Patent Indemnities.

	Boeing will use diligent efforts to obtain adequate warranties and indemnities against patent infringement enforceable by Buyer from manufacturers (Suppliers) of systems, accessories, equipment or parts installed on the Aircraft at the time of delivery that were selected and purchased by Boeing, but not manufactured to Boeing's detailed design. Boeing will furnish copies of such warranties and patent indemnities to Buyer prior to delivery of the first Aircraft.

2.	Boeing Assistance in Administration of Supplier Warranties.

	Buyer will be responsible for submitting warranty claims directly to Suppliers; however, if Buyer experiences problems enforcing any Supplier warranty obtained by Boeing for Buyer, Boeing will conduct an investigation of such problems and assist Buyer in the resolution of such claims.

3.	Boeing Support in Event of Supplier Default.

	3.1	If any Supplier defaults in the performance of a material
obligation under a design, material or workmanship warranty obtained by Boeing for Buyer, and Buyer provides evidence to Boeing that such default has occurred, then the equivalent warranty and related provisions set forth in this Product Assurance Document will apply to the claimed defect.

	3.2	At Boeing's request, Buyer will assign to Boeing, and Boeing will be subrogated to, Buyer's rights against the manufacturer providing such Supplier warranty.


PART F

ENGINE MANUFACTURER'S WARRANTY
AND PRODUCT SUPPORT PLAN


Boeing has obtained from CFM International, Inc. (CFM) the right to extend to Buyer the provisions of CFM's New Engine Warranty set forth in CFM's "CFM56 Product Support Plan"; subject, however, to Buyer's acceptance of the conditions set forth herein and in such product support plan. Accordingly, Boeing hereby extends to Buyer, and Buyer hereby accepts, the provisions of such CFM warranty and such provisions shall apply to CFM56 turbo-fan engines installed in the Aircraft at the time of delivery to Buyer except that, if Buyer and CFM have executed a General Terms Agreement, then the terms of that Agreement shall be substituted for and supersede the below-stated provisions and such provisions shall be of no force or effect and neither Boeing nor CFM shall have any obligation arising therefrom. In consideration for such extension, Buyer hereby releases and discharges Boeing from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed CFM56 engines and releases and discharges CFM from any and all claims, obligations and liabilities whatsoever arising out of the purchase or use of said installed CFM56 engines except as expressly assumed by CFM in such Product Support Plan or in such General Terms Agreement between Buyer and CFM.


CFM INTERNATIONAL, INC. WARRANTY

1.	Title.

	CFM International (CFM) warrants that at the date of delivery, CFM has legal title to and good and lawful right to sell its CFM56 turbo-fan engines (Engines, including all Modules and Parts thereof) and related engine products, and furthermore warrants that such title is free and clear of all claims, liens and encumbrances of any nature whatsoever.

2.	Patents.

	A.	CFM shall handle all claims and defend any suit or proceeding brought against Buyer insofar as based on a claim that any product or part furnished under this Agreement constitutes an infringement of any patent of the United States, and shall pay all damages and costs awarded therein against Buyer. This paragraph shall not apply to any product or any part manufactured to Buyer's design or to the aircraft manufacturer's design.
As to such product or part, CFM assumes no liability for patent infringement.

	B.	CFM's liability hereunder is conditioned upon Buyer promptly notifying CFM in writing and giving CFM authority, information and assistance (at CFM's expense) for the defense of any suit. In case said equipment or part is held in such suit to constitute infringement and the use of said equipment or part is enjoined, CFM shall expeditiously, at its own expense and at its option, either (1) procure for Buyer the rights to continue using said product or part; (2) replace the same with satisfactory and noninfringing product or part; (3) modify the same so it becomes satisfactory and noninfringing. CFM shall not be responsible to Buyer for consequential damages including costs, expenses, liabilities, and/or loss resulting from loss of use of an allegedly infringing product or part hereunder. The foregoing shall constitute the sole remedy of Buyer and the sole liability of CFM for patent infringement.

	C.	The above provisions also apply to products which are the
same as those covered by this Agreement and are delivered to Buyer as part of the installed equipment on CFM56 powered Aircraft.


3.	Initial Warranty.

	CFM warrants that CFM56 turbo-fan engines and related engine products will conform to CFM's applicable specifications and will be free from defects in material and workmanship prior to Buyer's initial use of such products. The provisions of CFM's "CFM56 Product Support Plan" will apply.

4.	Product Support Plan.

	CFM has agreed to offer to Buyer, for application to each CFM56-3 engine delivered on an Aircraft, the CFM "CFM56 Product Support Plan" which is in effect on the date of delivery of such engine to Buyer.

5.	LIMITATIONS.

	THE PROVISIONS SET FORTH HEREIN ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES WHETHER WRITTEN, ORAL OR IMPLIED. THERE ARE NO IMPLIED WARRANTIES OF FITNESS OR MERCHANTABILITY. SAID PROVISIONS SET FORTH THE MAXIMUM LIABILITY OF CFM WITH RESPECT TO CLAIMS OF ANY KIND, INCLUDING NEGLIGENCE, ARISING OUT OF MANUFACTURE, SALE, POSSESSION, USE OR HANDLING
OF THE PRODUCTS OR PARTS THEREOF OR THEREFOR, AND IN NO EVENT SHALL CFM'S LIABILITY TO BUYER EXCEED THE PURCHASE PRICE OF THE PRODUCT GIVING RISE TO BUYER'S CLAIM OR INCLUDE INCIDENTAL OR CONSEQUENTIAL DAMAGES. AS USED HEREIN, THE TERM "CFM" SHALL INCLUDE CFM INTERNATIONAL, INC. AND CFM INTERNATIONAL, S.A. THE LIMITS OF LIABILITY SET FORTH ABOVE SHALL APPLY TO ANY AND ALL CLAIMS, AS ABOVE DEFINED, AGAINST CFM INTERNATIONAL, INC., CFM INTERNATIONAL, S.A., GENERAL ELECTRIC COMPANY (GE), AND SOCIETE NATIONALE D'ETUDE ET DE CONSTRUCTION DE MOTEURS D'AVIATION (SNECMA) AND IN NO EVENT SHALL SUCH CLAIMS EXCEED IN THE AGGREGATE THE PRICE OF THE PRODUCT GIVING RISE TO THE CLAIM.


PART G

BOEING INTERFACE COMMITMENT


1.	Interface Problems.

	If Buyer experiences technical problems in the operation of an Aircraft or its systems, the cause of which is not readily identifiable by Buyer but which Buyer believes to be attributable to the design characteristics of the Aircraft or its systems (Interface Problem), Boeing will, without additional charge to Buyer, promptly conduct an investigation and analysis to determine the cause or causes of the Interface Problem and to recommend such corrective action as may be feasible. Buyer will furnish to Boeing all data and information in Buyer's possession relevant to the Interface Problem, and will cooperate with Boeing in the conduct of investigations and tests. Boeing will promptly advise Buyer at the conclusion of its investigation of Boeing's opinion as to the causes of the Interface Problem and Boeing's recommendation as to corrective action.

2.	Boeing Responsibility.

	If Boeing determines that the Interface Problem is primarily attributable to the design of any item manufactured to Boeing's detailed design, Boeing will correct the design of such item to the extent of any then-existing obligations of Boeing under the provisions of the applicable Boeing Warranty or Boeing Service Life Policy.

3.	Manufacturer Responsibility.

	If Boeing determines that the Interface Problem is primarily attributable to the design of an item not manufactured to Boeing's detailed design, Boeing will assist Buyer in processing a warranty claim against the manufacturer of such item.

4.	Joint Responsibility.

	If Boeing determines that the Interface Problem is partially attributable to the design of an item manufactured to Boeing's detailed design and partially to the design of an item not manufactured to Boeing's detailed design, Boeing will seek a solution to the Interface Problem through the cooperative efforts of Boeing and the manufacturer of the other item and will promptly advise Buyer of resulting corrective actions and recommendations.

5.	General.

	Buyer will, if requested by Boeing, assign to Boeing any of Buyer's rights against any manufacturer as Boeing may require to fulfill its obligations hereunder.

6.	Disclaimer and Release; Exclusion of Liabilities.

	This Part G and the rights and remedies of Buyer and the obligations of Boeing herein are subject to the Disclaimer And Release and Exclusion of Consequential and Other Damages provisions of Article 12 of this Agreement.


PART H

GENERAL


1.	Duplicate Product Assurance Remedies.

	Boeing will not provide or be requested to provide multiple remedies for any claim made pursuant to the provisions of this Product Assurance Document.

2.	Notices.

	References to "Boeing" in connection with notices or communications throughout this Product Assurance Document mean Boeing's Product Assurance Regional Manager at Renton, Washington.






CUSTOMER SUPPORT DOCUMENT


between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.






Exhibit C to Purchase Agreement Number 1954


CUSTOMER SUPPORT DOCUMENT NO. 1954

Dated

Relating to

BOEING MODEL 737-490 AIRCRAFT





	This Customer Support Document is Exhibit C to and forms a part of Purchase Agreement No. 1954 between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the purchase of Boeing Model 737-
490 aircraft. This Customer Support Document consists of the following parts:


	PART A	Boeing Maintenance Training Program

	PART B	Boeing Customer Support Services

	PART C	Boeing Flight Training Program

	PART D	Technical Data and Documents

	PART E	Buyer's Indemnification of Boeing and Insurance

	PART F	Alleviation or Cessation of Performance


PART A

BOEING MAINTENANCE TRAINING PROGRAM


1.	General.

	This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.	Maintenance Training Program.

	In conjunction with earlier sales to Buyer of the same model type aircraft as the Aircraft, Boeing has provided to Buyer comprehensive maintenance training and/or materials for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide 1 Maintenance Training course consisting of classroom training to acquaint up to 15 of Buyer's personnel with any operational, structural or systems differences between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer that are significant to the maintenance of the Aircraft. Such course will be scheduled by mutual agreement of Boeing's and Buyer's maintenance training organizations.

3.	Training Materials.

	Boeing will provide Buyer with a narrative description defining the expected time to teach the various differences between the first Aircraft scheduled for delivery pursuant to this agreement and the last aircraft of the same model type for which maintenance training and/or materials were delivered by Boeing to Buyer.

If Buyer chooses to have Boeing provide a differences Maintenance Training course, Boeing will provide at the beginning of the course, 1 copy of a training manual for the differences training course to each student attending such course. Boeing will also provide to the Buyer 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text utilized in the Maintenance Training class. No revision service will be provided for such training manuals and materials.

If Buyer chooses not to have Boeing provide a differences Maintenance Training course, Boeing will provide to Buyer at Buyer's direction, 1 set of visual aid projection transparencies and 1 set of black and white reproducible masters of the training manual graphics and text that would have been utilized in a differences Maintenance Training class. Delivery of requested materials will satisfy difference training entitlements as defined herein. No revision service will be provided for such training manuals and materials.

4.	Training at a Facility Other Than Boeing's.

	If seasonably requested, Boeing will conduct the classroom training described above at a mutually acceptable alternate training site, subject to the following conditions:

	4.1	Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

	4.2	Buyer will pay Boeing's then-current per diem charge for each
Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

	4.3	Buyer will reimburse Boeing for round-trip transportation for
Boeing's instructors and training materials between Seattle and such alternate training site.

	4.4	Buyer will pay, or reimburse Boeing for, all taxes, fees,
duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

	4.5	Those portions of training that require the use of Boeing's
training devices, if any, will be conducted at Boeing-designated facilities.


PART B

BOEING CUSTOMER SUPPORT SERVICES


1.	General.

	This Part describes the support services to be provided by Boeing at no additional charge to Buyer, unless otherwise specified herein. Except with respect to Field Services, the services described in this Part will be provided by Boeing during a period commencing with delivery of the first Aircraft and continuing so long as one Aircraft is regularly operated by Buyer in commercial air transport service.

2.	Field Service Engineering.

	Boeing will furnish field service representation to advise Buyer on maintenance and operation of the Aircraft (Field Services) as follows:

	2.1	Field Services will be available to Buyer at or near Buyer's main maintenance or engineering facility beginning prior to delivery of each Aircraft and terminating 12 months after delivery of each such Aircraft (Field Service Period(s)). If such Field Service Periods overlap, the Field Services will be provided concurrently.

	2.2	Buyer will furnish at no charge to Boeing suitable office
space and equipment that will include desks, chairs, file cabinets and an electrical power source in, or convenient to, Buyer's facility where each/any Boeing representative is providing Field Services. As required, Buyer will assist each representative providing Field Services with visas, work permits, customs, mail handling, identification passes, and local airport authorities.

	2.3	In addition to the Field Services referred to above, the
services of any Boeing field service representative will also be available to Buyer anywhere Buyer may land the Aircraft.

	2.4	Boeing may, from time to time, provide additional support
services in the form of Boeing personnel visiting Buyer's facilities to work with Buyer's personnel in an advisory capacity.


3.	Additional Engineering Support Services.

	Boeing will, if requested by Buyer in writing, provide technical advisory assistance with respect to the Aircraft and accessories, equipment and parts manufactured to Boeing's detailed design and installed in the Aircraft at the time of delivery. Such technical advisory assistance, which will be provided from Seattle, will include:

	3.1	analysis of and comment on any Aircraft service or
operational problem experienced by Buyer in order to determine the nature of the problem and its cause and to suggest possible solutions;

	3.2	analysis of and comment on Buyer's engineering releases
relating to structural repairs of the Aircraft not covered by Boeing's Structural Repair Manual; and

	3.3	analysis of and comment on Buyer's engineering proposals for changes in, or replacement of, parts, accessories or equipment manufactured to Boeing's detailed design (excluding computer software embedded or included therein); provided that Boeing will not analyze or comment on any such change or replacement which constitutes a major structural change, nor on any engineering release related thereto, unless Buyer's request for such analysis and comment is accompanied by complete detailed drawings, substantiating data (including data, if any, required by applicable government agencies), all stress or other appropriate analysis, and a specific statement from Buyer of the kind of review and response desired by Buyer.

4.	Special Services.

	4.1	Facilities, Ground Equipment and Maintenance Planning
Assistance.

		Boeing will, at Buyer's request, send qualified Boeing engineering representatives to Buyer's main base to evaluate Buyer's technical facilities, tools and equipment for servicing and maintaining the Aircraft, to recommend changes where necessary and to assist in the formulation of Buyer's overall maintenance plan.

	4.2	Additional Services.

		Boeing may, at Buyer's request, provide additional special services with respect to the Aircraft after delivery, which may include such items as Master Changes (Kits and/or Data), training and maintenance and repair of the Aircraft. Providing such additional services will be subject to (i) mutually acceptable price, schedule and scope of work and
(ii) Boeing's then-current standard contract therefor including disclaimer and release, exclusion of consequential and other damages and indemnification and insurance requirements.

	4.3	Post-Delivery Aircraft Services.

		If Boeing performs unanticipated work on an Aircraft after delivery of such Aircraft, but prior to its initial departure flight, or upon its return to Boeing's facilities prior to completion of such flight, the following provisions will apply:

		4.3.1	Title to and risk of loss of any such Aircraft will at
all times remain with Buyer.

		4.3.2	The provisions of the Boeing Warranty set forth in
Exhibit B of this Agreement will apply to such work.

		4.3.3	Buyer will reimburse Boeing for such work to the
extent not covered by the Boeing Warranty applicable to the Aircraft.

		4.3.4	The Disclaimer and Release and Exclusion of
Consequential and Other Damages provisions set forth in Article 12 of this Agreement and the indemnification and insurance provisions set forth in this Exhibit C will apply to such Boeing work.

		4.3.5	In performing such work, Boeing may rely upon the
commitment authority of Buyer's personnel requesting such work.

5.	Additional Informational Services.

	Boeing may, from time to time, provide Buyer with additional services in the form of information about the Aircraft or other aircraft of the same type, including information concerning design, manufacture, operation, maintenance, modification, repair and in-service experience.


PART C

BOEING FLIGHT TRAINING PROGRAM


1.	General.

	This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.

Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.	Flight Training Program.

	In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 15 of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.

3.	Training Materials.
	Any training materials, if required, that are used in Flight Training shall be provided to Buyer at the conclusion of such class. No revision service shall be provided for such training materials.


4.	Training at a Facility Other Than Boeing's.

	If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

	4.1	Buyer will be responsible for providing classroom space
acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

	4.2	Buyer will pay Boeing's then-current per diem charge for each
Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

	4.3	Buyer will reimburse Boeing for round-trip transportation for
Boeing's flight training instructors and materials between Seattle and such alternate site.

	4.4	Buyer will pay, or reimburse Boeing for, all taxes, fees,
duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

	4.5	Those portions of the training that require the use of
Boeing's training devices, if any, will be conducted at Boeing-designated facilities.


PART D

TECHNICAL DATA AND DOCUMENTS


1.	General.

	Boeing will furnish to Buyer the data and documents set forth herein at no additional charge to Buyer, unless otherwise specified herein. Such data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 29 excluding FRM/FIM/ to Air Transport Association of America Specification No. 100, dated June 1, 1956, entitled "Specification for Manufacturers' Technical Data," with the following specific exceptions: The Illustrated Parts Catalog, will be prepared essentially in accordance with the provisions of Revision 28. The Overhaul and Component Maintenance Manuals will be written to the ATA Revision level established for the airplane model the component was originally used on. Such data and documents are only intended to provide Buyer with pertinent information on components, equipment and installations designed by Boeing for aircraft of the same model type as the Aircraft.
Such data and documents will be in English and in the units of measure used by Boeing, except as otherwise specified herein or as may be required to reflect Aircraft instrumentation.

Digitally-produced data and documents will, where applicable, be prepared essentially in accordance with the provisions of Revision 0 of Air Transport Association of America (ATA) Specification 2100, dated
January 1994, entitled "Digital Data Standards for Aircraft Support."

2.	Treatment of Data and Documents.

	2.1	The data and documents provided by Boeing under this
Agreement ("Documents") are licensed to Buyer. They contain confidential, proprietary and/or trade secret information belonging to Boeing; and Buyer will treat them in confidence and use and disclose them only for Buyer's own internal purposes as specifically authorized herein. If Buyer makes copies of any Documents, the copies will also belong to Boeing and be treated as Documents under this Agreement. Buyer will preserve all restrictive legends and proprietary notices on all Documents and copies.

	2.2	All Documents will only be used:  (a) for the purpose of
maintenance, repair, or modification of an Aircraft or spare part as permitted in the Spare Parts GTA or Customer Services GTA between Buyer and Boeing, and then only in connection with an Aircraft or spare part for which the Document in question is tabulated or identified by Boeing serial number, and (b) for the purpose of Buyer's own development and manufacture of training devices for use by Buyer, in connection with the Aircraft.

	2.3	Any Document may be provided to Buyer's contractors for
maintenance, repair, or modification of the Aircraft; and Airplane Flight Manuals, Operations Manuals, Aircraft Maintenance Manuals, Wiring Diagram Manuals, System Schematics Manuals, Component Maintenance/Overhaul Manuals and assembly and installation drawings may be provided to Buyer's contractors for development and manufacture of training devices for use by Buyer, but in both cases, only if Buyer's contractor is, at the time of transfer of Documents, bound by a Boeing Customer Services GTA, or other appropriate proprietary information protection agreement with Boeing, applicable to the Documents.

3.	Document Formats and Quantities.

	The Attachment is provided to record the quantities and formats of Documents provided to Buyer which are applicable to aircraft previously delivered by Boeing of the same model type as the Aircraft. Revisions to such Documents will be provided as necessary to reflect the configuration, at time of delivery, of the Aircraft to which this Part applies. Space is provided in the Attachment for Buyer and Boeing to indicate changes, mutually agreed upon concurrently with signing this Agreement, in the quantities and formats of such Documents to be hereinafter provided.

In the event Boeing determines that revisions would not be appropriate for any of the Documents described in the Attachment, Boeing reserves the right to furnish to Buyer, in lieu of such revisions, a separate publication of such Document for the Aircraft in the same format and quantity as indicated in the Attachment. Revision service for such publication shall be the same as for the Document it replaces.



4.	Revision Service.

	Further revisions to any such Documents will be provided as set forth in the purchase agreement, purchase agreement supplement, or as may have been amended by the parties, for such aircraft.

5.	Supplier Technical Data.

	Boeing will continue to maintain the supplier data program referred to in the purchase agreement or purchase agreement supplement under which data and documents for Buyer's aircraft of the same model type as the Aircraft were originally provided to Buyer. As indicated in such prior purchase agreement or supplement, the provisions of such supplier data program are not applicable to items of Buyer Furnished Equipment.

6.	Additional Data and Documents.

	If Boeing provides data or documents other than Documents which are not covered by a Boeing Customer Services GTA or other proprietary information protection agreement between Boeing and Buyer, all such data and documents will be considered things delivered under this Agreement and treated as Documents.

7.	Buyer's Shipping Address.

	Boeing will ship the Documents furnished hereunder to Buyer's shipping address for data and documents previously provided to Boeing. Buyer shall promptly notify Boeing of any change to such address.


A.	FLIGHT OPERATIONS:

 1.	Airplane Flight Manual	   22   	   51   	Printed 1 Side

	NOTE:	An additional copy is
placed aboard each
airplane at delivery
as required by FAR's.

 2.	Operations Manual and Quick	    5   	         	Printed 2 Sides
	Reference Handbook	    1   	         	Diskette

 3.	Weight and Balance Control
	and Loading Manual	    2   	        	Reproduced

 4.	Dispatch Deviation	    6   	        	Printed 2 Sides
	Procedures Guide

 5.	Flight Crew Training Manual	   12    	        	Printed 2 Sides

 6.	Performance Engineer's Manual	    2
	Printed 2 Sides

 7.	Jet Transport Performance	    0   	        	Printed 2 Sides
	Methods
	(total quantity - all models)

 8.	FMC Supplemental Data Document	    0
	Printed 2 Sides

 9.	Operational Performance
	Software (OPS)

	a.	Inflight and Report Software	    0
	Digital Magnetic
					Tape
			    0   	        	Diskette, IBM
					Compatible
					3.5 Inch (720KB
or
					1.44MB)
			    0   	        	Diskette,
Macintosh
					3.5 Inch (800KB
or
					1.4MB)

	b.	Airplane Performance	    0   	        	Digital Magnetic
		Monitoring (APM/HISTRY)			Tape
		Software			Diskette, IBM
					Compatible:
			    0   	        	3.5 Inch (720KB
or
					1.44MB)
			    0   	        	5.25 Inch (360KB
or
					1.2MB)

	(737,747,757,767)
			    0   	        	Diskette,
Macintosh
					3.5 Inch (800KB
or
					1.4MB)

	c.	Takeoff Analysis Software	     0  	        	Digital Magnetic
					Tape
					Diskette, IBM
					Compatible:
			     0  	        	3.5 Inch (720KB
or
					1.44MB)
			     0  	        	5.25 Inch (360KB
or
					1.2MB)

	(737,747,757,767)
			     0  	        	Diskette,
Macintosh
					3.5 Inch (800KB
or
					1.4MB)
	d.	Landing Analysis Software	     0  	        	Digital Magnetic
					Tape
					Diskette, IBM
					Compatible:
			     0  	        	3.5 Inch (720KB
or
					1.44MB)
			     0  	        	5.25 Inch (360KB
or
					1.2MB)

	(737,747,757,767)
			     0  	        	Diskette,
Macintosh
					3.5 Inch (800KB
or
					1.4MB)

10.	ETOPS Guide Vol. III	     2  	        	Printed 2 Sides
	(Operational Guidelines
	and Methods)/

B.	MAINTENANCE

 1.	Aircraft Maintenance Manual	     1  	        	Printed 2 Sides

		     0  	        	Printed 1 Side

		    40  	        	Microfilm, 16mm
Duplicate

		     0  	        	Microfilm, 16mm
Master

		     0  	        	Digital Format

2.	Wiring Diagram Manual	     1  	        	35mm Aperture
Cards of all
Wiring Diagrams
and Charts

		      0 	        	Standard Printed
Copies of Entire
Manual

		     12 	        	Standard Printed
Copies of all
sections except
EDP portion

		      0 	        	EDP portion in
Microfilm, 16mm,
Duplicate

		      0 	        	EDP portion in
Microfilm, 16mm,
Master

		     14 	        	Entire Manual,
Microfilm, 16mm,
Duplicate

		      0 	        	Entire Manual,
Microfilm, 16mm,
Master

		      0 	        	Digital Format

 3.	System Schematics Manual	     20 	        	Printed 2 Sides

		      0 	        	35mm Aperture
Cards

		     10 	        	Microfilm, 16mm,
Duplicate

		      0 	        	Microfilm, 16mm,
Master
(737,747,757,767
)

		      0 	        	Digital Format

 4.	Connector Part Number	      2 	        	Printed 2 Sides
	Options Document

 5.	Structural Repair Manual	      5 	    30  	Printed 2 Sides

		      0 	        	Printed 1 Side

		     12 	        	Microfilm, 16mm,
Duplicate

		      0 	        	Microfilm, 16mm,
Master

		      0 	        	Magnetic Tape
				Text (Print File
				Format)
				Illustrations
				(CGM Format)
 6.	Component Maintenance/	     4  	        	Printed 2 Sides
	Overhaul Manuals
		     6  	        	Microfilm, 16mm,
Duplicate

		     0  	        	Microfilm, 16mm,
Master

		     0  	        	Magnetic Tape
				Text (Print File
				Format)
				Illustrations
				(CGM Format)

 7.	Chapter 20 Standard	     0  	        	Printed 2 Sides
	Overhaul Practices Manual
	(total quantity - all models)	     0
	Printed 1 Side

		    12  	        	Microfilm, 16mm,
Duplicate

		     0  	        	Microfilm, 16mm,
Master
 8.	Chapter 20 Standard Wiring	     5  	        	Printed 2 Sides
	Practices Manual
	(total quantity - all models)	    25
	Microfilm,
16mm, Duplicate

		     0  	        	Microfilm, 16mm,
Master

 9.	Nondestructive Test	     0   	        	Printed 2 Sides
	Manual
		     0  	        	Printed 1 Side

		     2  	        	Microfilm, 16mm,
Duplicate

		     0  	        	Microfilm, 16mm,
Master


		     0  	        	Magnetic Tape
Text (Print File
Format)
Illustrations
(CGM Format)

10.	Service Bulletins	     2  	        	Printed 2 Sides

11.	Service Bulletins Index	     1  	        	Printed 2 Sides

12.	Corrosion Prevention Manual	     5  	        	Printed 2 Sides

		     0  	        	Printed 1 Side

		     0  	        	Microfilm, 16mm,
Duplicate

		     0  	        	Microfilm, 16mm,
Master

		     0  	        	Magnetic Tape
Text (Print File
Format)
Illustrations
(CGM Format)

13.	Fuel Measuring Stick	   3/ A/C	        	Printed 1 Side
	Calibration Document
		Check One:
			U. S. Gallons	  X
			Imperial Gallons
			Pounds
			Kilograms
			Liters

14.	Power Plant Buildup Manual	    10   	        	Printed 2 Sides

		     0   	        	Printed 1 Side

		     0  	        	Microfilm (16mm)
Duplicate

		     0  	        	Microfilm (16mm)
Master

15.	FMS BITE Manual	     25 	        	Printed 2 Sides

		      0 	        	Microfilm, 16mm,
Duplicate

		      0 	        	Microfilm, 16mm,
Master/



16.	In-Service Activity Report	     2  	        	Printed 2 sides

17.	All Operator Letter	     2  	        	Printed 1 or
2 sides

18.	Service Letters	     3  	        	Printed 1 or
2 sides

19.	Structural Item Interim	     2  	        	Printed 1 or
	Advisory			2 sides

20.	Maintenance Tips	     2  	        	Printed 1 or
2 sides

21.	Combined Index	     1  	        	Printed 2 sides

		     1  	        	Digital Format

C.	MAINTENANCE PLANNING

 1.	Maintenance Planning	     3  	        	Printed 2 sides
	Data Documents
		     0  	        	Microfilm (16mm)
Duplicate

		     0  	        	Microfilm (16mm)
Master

		     0  	        	Digital Format

 2.	Maintenance Task Cards	     1  	        	Printed 1 Side

		     0  	        	Microfilm (16mm)
Duplicate

		     0  	        	Microfilm (16mm)
Master

		     1  	        	Digital Format


 3.	Maintenance Task Card Index	     1  	        	Printed 2 sides

		     0  	        	Digital Format
(777)

 4.	Maintenance Inspection	     2  	        	Printed 2 sides
	Intervals Report
	(total quantity - all models)

D.	SPARES

 1.	Illustrated Parts Catalog	     0  	        	Printed 2 Sides
	(select one format only)
		     0  	        	Printed 1 Side

		    35  	        	Microfilm (16mm)
Duplicate

		     0  	        	Microfilm (16mm)
Master
 2.	Standards Books

	a.	Index	     0  	        	Printed 2 Sides

		     2  	        	Microfilm (16mm)
Duplicate

	b.	Parts Standards	     0  	        	Printed 2 Sides

		     2  	        	Microfilm (16mm)
Duplicate

	c.	Parts Specifications	     0  	        	Printed 2 Sides

		     2  	        	Microfilm (16mm)
Duplicate

	d.	Standards for Repair	     0  	        	Printed 2 Sides

		     1  	        	Microfilm (16mm)
Duplicate

	e.	Obsolete Standards	     0  	        	Printed 2 Sides

		     1  	        	Microfilm (16mm)
Duplicate

	f.	Commercial Markers	     0  	        	Printed 2 Sides

		     1  	        	Microfilm (16mm)
Duplicate

	g.	Commercial Markers 737	     0  	        	Printed 2 Sides

		     1  	        	Microfilm (16mm)
Duplicate

	h.	Passenger Cabin Symbology	     0  	        	Printed 2 Sides
		(Commercial Placards)
		     1  	        	Microfilm (16mm)
Duplicate

	i.	Process Standards	     0  	        	Printed 2 Sides

		     4  	        	Microfilm (16mm)
Duplicate
	j.	Material Standards	     0  	        	Printed 2 Sides

		     1  	        	Microfilm (16mm)
Duplicate

	k.	Drafting Standards Practices	     0
	Printed 2 Sides

		     1  	        	Microfilm (16mm)
Duplicate

	l.	Specification Support	     0  	        	Printed 2 Sides
		Standards
		     0  	        	Microfilm (16mm)
Duplicate

E.	FACILITIES AND EQUIPMENT PLANNING

 1.	Facilities and Equipment	     4  	        	Printed 2 Sides
	Planning Document
		     0  	        	Microfilm (16mm)
Master (777)


 2.	Special Tool and Ground	     1  	        	Microfilm,
(35mm)
	Handling Equipment Drawings			Duplicate in
Aperture Card
Format

 3.	Special Tool and Ground	     2  	        	Printed 2 Sides
	Handling Equipment Drawings
Index

 4.	Supplementary Tooling	     1  	        	Printed 2 Sides
	Documentation
(total quantity - all models)

 5.	System Test Equipment	     2  	        	Printed 1 Side
	Document

 6.	Illustrated Tool and	     2  	        	Printed 2 Sides
	Equipment List/Manual
		     0  	        	Printed 1 Side

		     1  	        	Microfilm, 16mm,
Duplicate

		     0  	        	Microfilm, 16mm,
Master

 7.	Aircraft Recovery Document	     6  	        	Printed 2 Sides

 8.	Airplane Characteristics for	     2  	        	Printed 2 sides
	Airport Planning

 9.	Airplane Rescue and Fire	     2  	        	Printed 2 Sides
	Fighting Document (total
	quantity - all models)

10.	Engine Handling Document	     2  	        	Printed 2 Sides

F.	Configuration, Maintenance	     2  	        	Printed 2 Sides
	and Procedures for Extended
	Range Operations Document/

G.	ETOPS Guide Vol. I	     2  	        	Printed 2 Sides
	(Configuration, Maintenance
	and Procedures Supplement)/

H.	ETOPS Guide Vol. II	     2  	        	Printed 2 Sides
	(Maintenance Programs Guidelines)
	(total quantity - all models)/

I.	Computer Software Index	     2  	        	Printed 2 Sides
	(total quantity - all models)


J.	Supplier Technical Data

	1.	Service Bulletins	     2  	        	Printed

	2.	Ground Support Equipment	     4  	        	Printed
		Data

	3.	Provisioning Information	     2  	        	Printed

	4.	Component Maintenance/	     3  	        	Printed
		Overhaul Manuals

	5.	Component Maintenance/	     5  	        	Printed
		Overhaul Manuals Index
		(total quantity - all models)

	6.	Publications Index	     3   	        	Printed

	7.	Product Support Supplier	     1   	        	Printed
		Directory (total quantity -
		all models)



PART E

BUYER'S INDEMNIFICATION OF BOEING AND INSURANCE


1.	Buyer's Indemnification Of Boeing.

	Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way related to the performance by Boeing of training, services or other obligations pursuant to this Exhibit C, whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed.

	1.1	With regard to training, services and obligations other than
Revenue Service Training, the foregoing indemnification will not apply to the legal liability to persons or parties other than Buyer or Buyer's assignees arising out of an accident caused solely by a product defect in an Aircraft.

	1.2	With regard to Revenue Service Training, the foregoing
indemnification will apply to the legal liability to persons or parties other than Buyer or Buyer's assignees, even if arising out of an accident caused solely by a product defect in an Aircraft.

2.	Buyer's Insurance.

	Evidence of insurance will be required 30 days prior to the scheduled delivery of the first Aircraft. Accordingly, Buyer will provide certificates of insurance specifically referencing the Agreement and paragraph 1 of this Part E. In addition to showing policy number, limits of liability, and effective dates of coverage, such certificates will contain but not be limited to the following provisions:

	2.1	Hull All Risk; Hull War & Allied Perils Insurance.

		Insurers and/or reinsurers will hold harmless and waive all rights of subrogation against Boeing for any damages or claims arising out of these Exhibit C services.

	2.2	Aircraft Liability Insurance.

		(a)	To name Boeing as an additional insured in connection
with the performance by Boeing of training, services, or other obligations provided under this Exhibit C.

		(b)	To provide that the insurance arranged herein will be
primary and without right of contribution with respect to any other insurance which may be available for the protection of Boeing.

		(c)	To provide that all provisions of the insurance,
except the limits of liability, will operate to give each insured or additional insured the same protection as if there were a separate policy issued covering each insured or additional insured.

		(d)	To provide that no act, omission, breach of any
warranty or condition, or misrepresentation on the part of the Insured or any other person or party (other than by Boeing) will void, exclude, minimize, or adversely change this coverage as it applies to Boeing.

	2.3	For Coverages Specified in 2.1 and 2.2.

		(a)	Acknowledgment that the insurers and/or reinsurers are
aware of and have seen a copy of the Agreement and accept and insure the risks and indemnity herein to the extent of the coverage and endorsements as described in this certificate.

		(b)	To give 30 day written notice of cancellation,
termination or adverse material alteration of the policies (7 day written notice in the event of War Risk or such lesser period as may be in effect with prior notice).
		(c)	That Boeing will not be responsible for payment, set
off, or assessment of any kind of any premiums in connection with the policies, endorsements or coverages described herein.

		(d)	For the purpose of this Part E, "Boeing" is defined as
The Boeing Company, its divisions, subsidiaries, affiliates, the assignees of each and their respective directors, officers, employees and agents.

If more than one Aircraft is to be delivered under the Purchase Agreement, the insurance certificates must reference all Aircraft when delivered or separate certificates must be supplied for each Aircraft. The certificates of insurance will be kept current and valid.


PART F

Alleviation or Cessation of Performance


Boeing will not be required to provide any services, training, data or goods at a facility while:

	1.	a labor stoppage or dispute in progress involving Buyer
exists;

	2.	wars or warlike operations, riots or insurrections in the
country where such facility is located exist;

	3.	conditions at such facility which, in the opinion of Boeing, are detrimental to the general health, welfare or safety of its personnel and/or their families exist;

	4.	the United States Government refuses permission to any Boeing personnel or their families to enter the country where such facility is located, or recommends that any Boeing personnel or their families leave such country; or

	5.	the United States Government refuses Boeing permission to
deliver goods or services to the country where such facility is located.

Boeing further reserves the right, upon the occurrence of any of such events, subsequent to the location of Boeing personnel at Buyer's facility, to immediately and without prior notice relocate its personnel and their families to a place of Boeing's choosing. Any delay resulting therefrom will be deemed a delay by mutual agreement.







AIRFRAME AND ENGINE PRICE ADJUSTMENT

between

THE BOEING COMPANY

and

ALASKA AIRLINES, INC.





Exhibit D to Purchase Agreement Number 1954


PRICE ADJUSTMENT DUE TO
ECONOMIC FLUCTUATIONS
AIRFRAME PRICE ADJUSTMENT
(1995 Base Price)


1.	Formula.

	The Airframe Price Adjustment will be determined at the time of Aircraft delivery in accordance with the following formula:

	Pa = (P)(L + M - 1)

	Where:

	Pa = Airframe Price Adjustment.

	L =	.65 x  ECI
		      130.1

	M =	.35 x  ICI
		      123.6

	P =	Aircraft Basic Price (as set forth in Article 3.2 of this
Agreement) less the base price of Engines (as defined in this Exhibit D) in the amount of $[Confidential Treatment
Requested].

     ECI =	A value using the "Employment Cost Index for workers in
aerospace manufacturing" (aircraft manufacturing, standard industrial classification code 3721, compensation, base month and year June 1989 = 100), as released by the Bureau of Labor
Statistics, U.S. Department of Labor on a quarterly basis for the months of March, June, September and December, calculated as follows: A three-month arithmetic average value (expressed as a decimal and rounded to the nearest tenth) will be determined using the months set forth in the table below for the applicable Aircraft, with the released Employment Cost
Index value described above for the month of March also being used for the months of January and February; the value for June also used for April and May; the value for September also used for July and August; and the value for December also used for October and November.

     ICI =	The three-month arithmetic average of the released monthly
values for the Industrial Commodities Index as set forth in the "Producer Prices and Price Index" (Base Year 1982 = 100) as released by the Bureau of Labor Statistics, U.S. Department of Labor values (expressed as a decimal and rounded to the nearest tenth) for the months set forth in the table below for the applicable Aircraft.

	In determining the value of L, the ratio of ECI divided by 130.1 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .65 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

	In determining the value of M, the ratio of ICI divided by 123.6 will be expressed as a decimal rounded to the nearest ten-thousandth and then multiplied by .35 with the resulting value also expressed as a decimal and rounded to the nearest ten-thousandth.

                                Months to be Utilized
Month of Scheduled              in Determining the
Aircraft Delivery               Value of ECI and ICI

January                         June  B, July  B, Aug.  B
February                        July  B, Aug.  B, Sept. B
March                           Aug.  B, Sept. B, Oct.  B
April                           Sept. B, Oct.  B, Nov.  B
May                             Oct.  B, Nov.  B, Dec.  B
June                            Nov.  B, Dec.  B, Jan.  D
July                            Dec.  B, Jan.  D, Feb.  D
August                          Jan.  D, Feb.  D, Mar.  D
September                       Feb.  D, Mar.  D, Apr.  D
October                         Mar.  D, Apr.  D, May   D
November                        Apr.  D, May   D, June  D
December                        May   D, June  D, July  D

The following definitions of B and D will apply:

	B	=	The calendar year before the year in which the scheduled month of delivery as set forth in Article 2.1 occurs.

	D	=	The calendar year during which the scheduled month of delivery as set forth in Article 2.1 occurs.

2.	If at the time of delivery of an Aircraft Boeing is unable to determine the Airframe Price Adjustment because the applicable values to be used to determine the ECI and ICI have not been released by the Bureau of Labor Statistics, then:

	2.1	The Airframe Price Adjustment, to be used at the time of
delivery of each of the Aircraft, will be determined by utilizing the escalation provisions set forth above. The values released by the Bureau of Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment. If no values have been released for an applicable month, the provisions set forth in Paragraph 2.2 below will apply. If prior to delivery of an Aircraft the U.S. Department of Labor changes the base year for determination of the ECI or ICI values as defined above, such rebased values will be incorporated in the Airframe Price Adjustment calculation. The payment by Buyer to Boeing of the amount of the Purchase Price for such Aircraft, as determined at the time of Aircraft delivery, will be deemed to be the payment for such Aircraft required at the delivery thereof.

	2.2	If prior to delivery of an Aircraft the U.S. Department of
Labor substantially revises the methodology used for the determination of the values to be used to determine the ECI and ICI values (in contrast to benchmark adjustments or other corrections of previously released values), or for any reason has not released values needed to determine the applicable Aircraft Airframe Price Adjustment, the parties will, prior to delivery of any such Aircraft, select a substitute for such values from data published by the Bureau of Labor Statistics or other similar data reported by non-governmental United States organizations, such substitute to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original values as they may have fluctuated during the applicable time period. Appropriate revision of the formula will be made as required to reflect any substitute values. However, if within 24 months from delivery of the Aircraft the Bureau of Labor Statistics should resume releasing values for the months needed to determine the Airframe Price Adjustment, such values will be used to determine any increase or decrease in the Airframe Price Adjustment for the Aircraft from that determined at the time of delivery of such Aircraft.

	2.3	In the event escalation provisions are made non-enforceable
or otherwise rendered null and void by any agency of the United States Government, the parties agree, to the extent they may lawfully do so, to equitably adjust the Purchase Price of any affected Aircraft to reflect an allowance for increases or decreases in labor compensation and material costs occurring since February, 1995, which is consistent with the applicable provisions of paragraph 1 of this Exhibit D.

3.	For the calculations herein, the values released by the Bureau of
Labor Statistics and available to Boeing 30 days prior to scheduled Aircraft delivery will be used to determine the ECI and ICI values for the applicable months (including those noted as preliminary by the Bureau of Labor Statistics) to calculate the Airframe Price Adjustment.

Note:	Any rounding of a number, as required under this Exhibit D with respect to escalation of the airframe price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.



ENGINE PRICE ADJUSTMENT - CFM INTERNATIONAL, INC.
(1995 BASE PRICE)


(a)	The Aircraft Basic Price of each Aircraft set forth in
Article 3.1 of this Agreement includes an aggregate price for CFM56-3C-1 engines and all accessories, equipment and parts therefor provided by the engine manufacturer (collectively in this Exhibit D called "Engines") of [Confidential Treatment Requested]. The adjustment in Engine price applicable to each Aircraft ("Engine Price Adjustment" herein) will be determined at the time of Aircraft delivery in accordance with the following formula:

	D1  =	(Pb x  CPI  ) - Pb
	138.27

(b)  The following definitions will apply herein:

	D1  =	Engine Price Adjustment

	Pb  =	Aggregate Engine Base Price as set forth in Paragraph (a)
above.

	CPI =	The Composite Price Index as determined in accordance with
the formula set forth below. The Index values referred to below, to be used in determining the CPI, will be for the ninth month prior to the month of scheduled Aircraft delivery. Such Index values will be those prepared by the Bureau of Labor Statistics, U.S. Department of Labor.

		CPI =	L + M1 + M2 + M3

		L   =	The Labor Index for such month will be the quotient,
expressed as a decimal and rounded to the nearest thousandth, of the "Hourly Earnings of Aircraft
Engines and Engine Parts Production Workers" SIC 3724, for such month divided by Eleven Dollars and Sixteen
Cents ($11.16). Such quotient will be multiplied by 100 and then by fifty-five percent (55%) with the value resulting from the latter multiplication expressed as a decimal and rounded to the nearest hundredth.

		M1  =	The Industrial Commodities Index for such month will
be equal to ten percent (10%) of the Producer Price
Index for "all commodities other than Farm and Foods,"
Code 3-15, (Base Year 1982 = 100) for such month, expressed as a decimal and rounded to the nearest hundredth.

		M2  =	The Metals and Metal Products Index for such month
will be equal to twenty-five percent (25%) of the Producer Price Index for "Metals and Metal Products,"
Code 10, (Base Year 1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

		M3  =	The Fuel Index for such month will be equal to ten
percent (10%) of the Producer Price Index for "Fuel and Related Products and Power," Code 5, (Base Year
1982 = 100) for such month expressed as a decimal and rounded to the nearest hundredth.

	138.27  =	Composite Price Index for October, 1994.

The factor (CPI divided by 138.27) by which the Aggregate Engine Base Price is to be multiplied will be expressed as a decimal and rounded to the nearest thousandth.

The Engine Price Adjustment will not be made if it would result in a decrease in the aggregate Engine base price.

(c)	The values of the Average Hourly Earnings and Producer Price Indices
used in determining the Engine Price Adjustment will be those published by the Bureau of Labor Statistics, U.S. Department of Labor as of a date 30 days prior to the scheduled Aircraft delivery to Buyer. Such values will be considered final and no Engine Price Adjustment will be made after Aircraft delivery for any subsequent changes in published Index values.


(d)	If the U.S. Department of Labor, Bureau of Labor Statistics (i)
substantially revises the methodology (in contrast to benchmark adjustments or other corrections of previously published data) or (ii) discontinues publication of any of the data referred to above, CFMI agrees to meet jointly with Boeing and Buyer to jointly select a substitute for the revised or discontinued data; such substitute data to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original data as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the Engine Price Adjustment provisions set forth above will be made to accomplish this result for the affected Engines.

In the event the Engine price escalation provisions are made non-enforceable or otherwise rendered null and void by any agency of the United States Government, CFMI agrees to meet with Boeing and Buyer to jointly agree, to the extent such parties may lawfully do so, to adjust equitably the purchase price of any affected Engine(s) to reflect an allowance for increases in labor, material and fuel costs that have occurred from the period represented by the CPI to the ninth month preceding the month of scheduled delivery of the applicable aircraft.

NOTE:	Any rounding of a number, as required under this Exhibit D with respect to escalation of the Engine price, will be accomplished as follows: if the first digit of the portion to be dropped from the number to be rounded is five or greater, the preceding digit will be raised to the next higher number.








BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

between

THE BOEING COMPANY

and

ALASKA AIRLINES





Exhibit E to Purchase Agreement Number 1954




BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT

Dated

Relating to

BOEING MODEL 737 AIRCRAFT





	This Buyer Furnished Equipment Provisions Document is Exhibit E to and forms a part of Purchase Agreement No. 1954, between The Boeing Company (Boeing) and Alaska Airlines (Buyer) relating to the purchase of Boeing Model 737-490 aircraft.


BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT


1.	General.

	Certain equipment to be installed in the Aircraft is furnished to Boeing by Buyer at Buyer's expense. This equipment is designated "Buyer Furnished Equipment" (BFE) and is listed in the Detail Specification. On or before October 1, 1996, Boeing will provide to Buyer a BFE Requirements On-Dock/Inventory Document (BFE Document) or an electronically transmitted BFE Report which may be periodically revised, setting forth the items, quantities, on-dock dates and shipping instructions relating to the in sequence installation of BFE. For planning purposes, a preliminary BFE on-dock schedule is set forth in the attachment to this Exhibit.

2.	Supplier Selection.

	Buyer will:

	2.1	Select and notify Boeing of the suppliers of the following
BFE items by the following dates:

		Galley System		 September 30,1996

		Seats (passenger)	 September 30, 1996

	2.2	Meet with Boeing and such selected BFE suppliers promptly
after such selection to:

		2.2.1	complete BFE configuration design requirements for
such BFE; and

		2.2.2	confirm technical data submittal dates for BFE
certification.


3.	Buyer's Obligations.

	Buyer will:

	3.1	comply with and cause the supplier to comply with the
provisions of the BFE Document or BFE Report;

		3.1.1	deliver technical data (in English) to Boeing as
required to support installation and FAA certification in accordance with the schedule provided by Boeing or as mutually agreed upon during the BFE meeting referred to above;

		3.1.2	deliver BFE including production and/or flight
training spares to Boeing in accordance with the quantities and schedule provided therein; and

		3.1.3	deliver appropriate quality assurance documentation to
Boeing as required with each BFE part (D6-56586, "BFE Product Acceptance Requirements");

	3.2	authorize Boeing to discuss all details of the BFE directly
with the BFE suppliers;

	3.3	authorize Boeing to conduct or delegate to the supplier
quality source inspection and supplier hardware acceptance of BFE at the supplier location;

		3.3.1	require supplier's contractual compliance to Boeing
defined source inspection and supplier delegation programs, including availability of adequate facilities for Boeing resident personnel; and

		3.3.2	assure that Boeing identified supplier's quality
systems be approved to Boeing document D1-9000;

	3.4	provide necessary field service representation at Boeing's
facilities to support Boeing on all issues related to the installation and certification of BFE;

	3.5	deal directly with all BFE suppliers to obtain overhaul data, provisioning data, related product support documentation and any warranty provisions applicable to the BFE;

	3.6	work closely with Boeing and the BFE suppliers to resolve any difficulties, including defective equipment, that arise;

	3.7	be responsible for modifying, adjusting and/or calibrating
BFE as required for FAA approval and for all related expenses;

	3.8	warrant that the BFE will meet the requirements of the Detail
Specification; and

	3.9	be responsible for providing equipment which is FAA
certifiable at time of Aircraft delivery, or for obtaining waivers from the applicable regulatory agency for non-FAA certifiable equipment.

4.	Boeing's Obligations.

	Other than as set forth below, Boeing will provide for the installation of and install the BFE and obtain certification of the Aircraft with the BFE installed.

5.	Nonperformance by Buyer.

	If Buyer's nonperformance of obligations in this Exhibit or in the BFE Document causes a delay in the delivery of the Aircraft or causes Boeing to perform out-of-sequence or additional work, Buyer will reimburse Boeing for all resulting expenses and be deemed to have agreed to any such delay in Aircraft delivery. In addition Boeing will have the right to:

	5.1	provide and install specified equipment or suitable alternate equipment and increase the price of the Aircraft accordingly; and/or

	5.2	deliver the Aircraft to Buyer without the BFE installed.

6.	Return of Equipment.

	BFE not installed in the Aircraft will be returned to Buyer in accordance with Buyer's instructions and at Buyer's expense.

7.	Title and Risk of Loss.

	Title to and risk of loss of BFE will at all times remain with Buyer or other owner. Boeing will have only such liability for BFE as a bailee for mutual benefit would have, but will not be liable for loss of use.


8.	Indemnification of Boeing.

	Buyer hereby indemnifies and holds harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including any Aircraft, arising out of or in any way connected with any nonconformance or defect in any BFE and whether or not arising in tort or occasioned in whole or in part by the active, passive or imputed negligence of Boeing. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the BFE.

9.	Patent Indemnity.

	Buyer hereby indemnifies and holds harmless Boeing from and against all claims, suits, actions, liabilities, damages and costs arising out of any actual or alleged infringement of any patent or other intellectual property rights by BFE or arising out of the installation, sale or use of BFE by Boeing.

10.	Definitions.

	For the purposes of the above indemnities, the term "Boeing" includes The Boeing Company, its divisions, subsidiaries and affiliates, the assignees of each, and their directors, officers, employees and agents.


BOEING MODEL 737-400 AIRCRAFT


Item	Preliminary On-Dock Dates



	June, 1997	July, 1997
	Aircraft	Aircraft

Seats	4/11/97	5/13/97

Galleys	4/8/97	5/8/97

Electronics	4/2/97	5/2/97

Furnishings	4/4/97	5/6/97

	July, 1997	January, 1998
	Aircraft	Aircraft

Seats	5/15/97	11/3/97

Galleys	5/12/97	10/29/97

Electronics	5/6/97	10/24/97

Furnishings	5/8/97	10/23/97

	February, 1998	March, 1998
	Aircraft	Aircraft

Seats	12/5/97	1/15/98

Galleys	12/2/97	1/12/98

Electronics	11/25/97	1/7/98

Furnishings	12/2/97	1/12/98




BOEING MODEL 737-400 AIRCRAFT


Item	Preliminary On-Dock Dates



	April, 1998	May, 1998
	Aircraft	Aircraft

Seats	2/12/98	3/16/98

Galleys	2/9/98	3/11/98

Electronics	2/4/98	3/5/98

Furnishings	2/9/98	3/10/98

	August, 1998	September, 1998
	Aircraft	Aircraft

Seats	6/5/98	7/10/98

Galleys	6/2/98	7/7/98

Electronics	5/28/98	6/30/98

Furnishings	6/3/98	7/6/98

	March, 1999	May 1999
	Aircraft	Aircraft

Seats	1/8/99	3/5/99

Galleys	1/5/99	3/2/99

Electronics	12/21/98	2/24/99

Furnishings	1/4/99	3/1/99








DEFINED TERMS DOCUMENT

between

THE BOEING COMPANY

and

ALASKA AIRLINES





Exhibit F to Purchase Agreement Number 1954



DEFINED TERMS DOCUMENT

Dated

Relating to

BOEING MODEL 737-490 AIRCRAFT





	This Document is Exhibit F to and forms a part of Purchase Agreement No. 1954 (Agreement) between The Boeing Company (Boeing) and Alaska
Airlines (Buyer) relating to the purchase of Boeing Model 737-490 aircraft.

	The following is a list of those terms and their definitions as used and not otherwise defined in this Agreement. Such terms are identified in the Agreement by the use of an initial capital letter.


Advance Payment Base
Price
Boeing's estimate of the
Aircraft Price is set
forth in Article 3.
Article 3, Paragraph
3,4
Agreement
Purchase Agreement
No. 1954, including all
Exhibits, the Detail
Specification,
attachments, letter
agreements and other
written modifications and
amendments thereto.
Opening paragraph
of the Agreement
Aircraft (includes
"the", "all",
"first", "last"
"such", etc.)
The aircraft described in
Article 1, Para. 1.1.
Article 1, Para. 1.1
Aircraft Basic Price
The amount set forth in
Article 3, Para. 3.1.4.
Article 3, Para.
3.1.4
Aircraft Price
The total amount Buyer is
to pay for an Aircraft
which is described in
Article 3,  Para. 3.1.6.
Article 3, Para.
3.1.6
Aircraft Software
The computer software
included with the Aircraft
when the Aircraft is
delivered by Boeing,
described in Exhibit B,
Part D-1, Para. 1.
Exhibit B, Part D-1,
Para 1
Airframe Component
A component described in
Exhibit B, Part C, Para.
1.1
Exhibit B Part C
Para. 1.1
Article
An Article of the
Agreement.
Article 6, Para. 6.4
Base Airframe Price
The airframe price
described in Article 3,
Para. 3.1.2.
Article 3,
Para. 3.1.2
Boeing
The Seller of the Aircraft
identified in the opening
paragraph of the
Agreement.
Opening paragraph of
the Agreement
Boeing Warranty
Part A of Exhibit B to the
Agreement.
Exhibit B, Part A,
Para. 1
Buyer
The purchaser of the
Aircraft identified in the
opening paragraph of the
Agreement.
Opening paragraph of
the Agreement
Buyer Furnished
Equipment or BFE
Equipment provided by
Buyer pursuant to Exhibit
E for installation by
Boeing on the Aircraft.
Article 4.2
Buyer Furnished
Equipment Document
Document provided by
Boeing to Buyer defining
requirements for BFE.
Exhibit E, Para. 1.
Article 13, Para.
13.1
Certificate of
Airworthiness
The certificate issued by
the FAA pursuant to Part
21 of the Federal Aviation
Regulations for each of
the Aircraft purchased
under this Agreement as
described in Article 8.
Article 8, Para.
8.1.1.2 (referred to
therein as Standard
Airworthiness
Certificate)
Change Order
A change to the Detail
Specification, as
described in Article 7,
Para. 7.2.
Article 7, Para. 7.2
Covered Component
An Airframe Component as
described in Exhibit B,
Part C, Para. 1.4.
Exhibit B Part C
Para. 1.4
Customer Support
Document
Exhibit C to the
Agreement.
Article 12, Para.
12.5
Customer Support
Services
The Boeing services,
training and other
obligations described in
Exhibit C to the
Agreement.
Article 12, Para.
12.5
Deposit
The money paid by Buyer to
Boeing as part of the
acceptance of the Aircraft
proposal.
Article 5, Para. 5.1
Detail Specification
The Boeing document that
describes the
specifications of the
Aircraft modified from
time to time to include
developmental and Buyer
requested changes.
Article 1, Para. 1.1
Development
Change(s)
Changes to the basic
specification that do not
affect price, delivery,
guaranteed weight,
performance or
interchangeability as
described in Article 7,
Para. 7.1.
Article 7, Para. 7.1
Disclaimer and
Release
The Disclaimer and Release
set forth in Article 12,
Para. 12.2.
Article 12,
Para. 12.2
Documents
The data and documents
provided by Boeing under
the Agreement.
Exhibit C, Part D
Para. 2
Economic Price
Adjustment
Article 3, Para.  3.1.5.
Article 3,
Para. 3.1.5
Engine(s)
The engines installed on
the Aircraft as described
in the Detail
Specification.
Article 3,
Para. 3.1.2
Engine Price
The price of the Engines
installed on the Aircraft
set forth in Exhibit D,
including all accessories,
equipment and parts
therefor provided by the
Engine manufacturer.
Article 3, Para.
3.1.3
Engine Price
Adjustment
The adjustment to the
Engine Price as required
by Article 3, Para. 3.1.2,
and as calculated pursuant
to Exhibit D.
Exhibit D
Excusable Delay
A delay resulting from any
of the causes described in
Article 6, Para. 6.1.
Article 6, Para. 6.1



FAA
The Federal Aviation
Administration of the
Department of
Transportation of the
United States, including
the Administrator of the
Federal Aviation
Administration, the
National Transportation
Safety Board and any other
authority or agency of the
Federal Government of the
United States having like
jurisdiction.
Article 8, Para.
8.1.1
Failed Component
A component as described
in Exhibit B, Part C,
Para. 1.6.
Exhibit B Part C
Para. 1.6
Failure
Any breakage or defect as
described in Exhibit B,
Part C, Para. 5.
Exhibit B Part C
Para. 1.5
Federal Aviation
Regulations
The United States Federal
Aviation Regulations and,
if they are redesignated
or discontinued, any
comparable regulations or
parts thereof issued by
the FAA.
Article 8, Para.
8.1.1.1
Field Service(s)
Boeing-provided services
as described in Exhibit C,
Part B, Para. 2.
Exhibit C, Part B,
Para. 2
Field Service Period
The length of time Boeing
provides Field Service to
Buyer as described in
Exhibit C, Part B, Para.
2.1.
Exhibit C, Part B,
Para. 2.1



Flight Training
Program
The program of flight
training described in
Exhibit C, Part C, Para.
3.
Exhibit C, Part C,
Para. 2
Interface Problem
A technical problem
attributed to the design
characteristics of the
Aircraft or its systems,
as described in Exhibit B,
Part G, Para. 1.
Exhibit B, Part G,
Para. 1
Landing Gear
Component
A component as described
in Exhibit B, Part C,
Para. 1.2.
Exhibit B Part C
Para. 1.2



Maintenance Training
Program
The program of training
described in Exhibit C,
Part A, Para. 3.
Exhibit C, Part A,
Para. 2






Manufacturer
Change(s)
A change to the Aircraft
or performance required of
Boeing as described in
Article 8, Para. 8.2.1.
Article 8, Para.
8.2.1
Operator Change(s)
A change to the Aircraft
described in Article 8,
Para. 8.3.1.
Article 8, Para.
8.3.1
Performance
Guarantees
The written guarantees
regarding the operational
performance of the
Aircraft set forth in the
Agreement or the Detail
Specification.
Article 1, Para. 1.3
Policy (Boeing
Service Life Policy)
Exhibit B, Part C, Para.
2.
Exhibit B, Part C,
Para. 2



Product Assurance
Document
Exhibit B of the
Agreement.
Article 12, Para.
12.1
Revenue Service
Training
Flight Training conducted
on the Aircraft during
revenue service with cargo
and/or passengers on
board.

Exhibit C, Part E,
Para. 1.1



Spare Component
A component as described
in Exhibit B, Part C,
Para. 1.3.
Exhibit B Part C
Para. 1.3
Special Features
Article 3, Para. 3.1.1.
Article 3,
Para. 3.1.1
Standard
Airworthiness
Certificate
A certificate issued by
the FAA, pursuant to Part
21 of the Federal Aviation
Regulations as described
in Article 8,
Para. 8.1.1.2.
Article 8, Para.
8.1.1.2
Target Delivery Date
A non binding estimated
delivery date provided for
Buyer's planning purposes,
described in Article 2.
Article 2, Para. 2.2
Taxes
The term "Taxes" defined
in Article 4, Para. 4.1.
Article 2, Para. 2.3
Type Certificate
A certificate issued by
the FAA pursuant to Part
21 of the Federal Aviation
Regulations described in
Article 8, Para. 8.1.1.1.
Article 8,
Para. 8.1.1.1
Warranty Labor Rate
The hourly labor rate
defined in Exhibit B, Part
B, Para. 5.3.
Exhibit B, Part B,
Para. 5.3


1954-1


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188



Subject:	Letter Agreement No. 1954-1 to
		Purchase Agreement No. 1954 -
		Promotion Support


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Planning Meeting.

	Boeing will assist Buyer in the introduction of the Aircraft by providing to Buyer certain promotion support. Promptly after execution of the Agreement and before any funds are disbursed, a Boeing Airline Promotion representative will meet with Buyer's designated representatives to discuss the extent, selection, scheduling, and dispursement process for the promotion support to be provided.

2.	Support Level.

	Boeing will make available to Buyer up to [Confidential Treatment Requested] for Buyer's marketing communications programs. Programs include marketing research; tourism development; corporate identity; direct marketing; video tape, film or still photography requirements; planning, design and production of collateral materials; management of promotion programs; and advertising campaigns. The intent of this funding program is to encourage the use of the Aircraft benefits in support of Buyer's marketing communications programs, as Boeing and Buyer mutually agree. Prior to any funds being disbursed, Boeing and Buyer will meet to mutually agree on the marketing communications programs related to Buyer's introduction and operation of the Aircraft.

Boeing's obligation to provide the support will commence at the time the purchase of the Aircraft becomes firm (not subject to cancellation by either party) and will terminate 2 years from the date the first Aircraft is delivered to Buyer. There will be no cash payments or other support in lieu thereof.

3.	Additional Support.

	Additional promotional support may be provided by Boeing subject to the parties reaching mutual agreement as to the type of services, timing and price.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


1954-2


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188


Subject:	Letter Agreement No. 1954-2 to
		Purchase Agreement No. 1954 -
		Seller Purchased Equipment


This Letter Agreement amends Letter Agreement 1954-2 of Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

For purposes of this Letter Agreement the following definitions apply:

Seller Purchased Equipment (SPE) is Buyer Furnished Equipment (BFE) that Boeing purchases for Buyer.

Developmental Buyer Furnished Equipment (DBFE) is all BFE not previously certified for installation on the same model aircraft.

Developmental Seller Purchased Equipment (DSPE) is DBFE which is converted to SPE.

This Letter Agreement does not include developmental avionics.
Developmental avionics are avionics that have not been previously certified for installation on the same model aircraft.

Boeing and Buyer acknowldege that there are no items of DBFE or DSPE in Buyer's detail specification D6-38900-1C dated August 29, 1996.

All other terms used herein and in the Agreement, and not defined above, will have the same meaning as in the Agreement.

Buyer has requested that Boeing purchase as SPE the BFE which has been changed to SPE as reflected in the Detail Specification. Accordingly, Boeing and Buyer agree as follows:

1.	Price.

	Advance Payments. An estimated SPE price will be included in the Aircraft Advance Payment Base Price for the purpose of establishing the advance payments for each Aircraft. The estimated price of the SPE for each Aircraft as identified in the Detail Specification as of the date hereof, is [Confidential Treatment Requested] expressed in 1995 STE dollars.

	Aircraft Price. The Aircraft Price will be adjusted to reflect (i) the actual costs charged Boeing by the SPE suppliers, (ii) a handling fee of [Confidential Treatment Requested]% of such costs and (iii) transportation charges. If at some future date, Buyer's configuration is revised to include any DBFE and all DBFE, except for developmental avionics, is converted to SPE, Boeing will waive the handling fee for all SPE.

2.	Responsibilities.

	2.1	If Buyer elects to convert additional BFE 		to
SPE, Buyer is responsible for:

		(i)	selecting the supplier on or before:

		Not Applicable	for galleys
		Not Applicable	for seats;

		(ii)	selecting a FAA certifiable part; and

		(iii)	providing to Boeing the SPE part specification/Buyer
requirements.

	2.2.	Boeing is responsible for:

		(i)	placing and managing the purchase order with the
supplier;

		(ii)	coordinating with the suppliers on technical issues;

		(iii)	ensuring that the delivered SPE complies with the part
specification;

		(iv)	obtaining certification of the Aircraft with the SPE
installed; and

		(v)	obtaining for Buyer the supplier's standard warranty
for the SPE. SPE is deemed to be BFE for purposes of Exhibit B, the Product Assurance Document, of the Agreement.

3.	Changes.

	After this Letter Agreement is signed, changes to SPE may only be made by and between Boeing and the suppliers. Buyer's contacts with SPE suppliers relating to design (including selection of materials and colors), weights, prices or schedules are for informational purposes only. If Buyer wants changes made to any of the above, requests must be made directly to Boeing for negotiating with the supplier.

5.	Proprietary Rights.

	Boeing's obligation to purchase SPE will not impose upon Boeing any obligation to compensate Buyer or any supplier for any proprietary rights Buyer may have in the design of the SPE.

6.	Remedies.

	If Buyer does not comply with the obligations above, Boeing may:

	(i)	delay delivery of the Aircraft;

	(ii)	deliver the Aircraft without installing the SPE;

	(iii)	substitute a comparable part and invoice Buyer for the cost;

	(iv)	increase the Aircraft Price by the amount of Boeing's
additional costs attributable to such noncompliance.

7.	Buyer's Indemnification of Boeing.

	Buyer will indemnify and hold harmless Boeing from and against all claims and liabilities, including costs and expenses (including attorneys' fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person or persons, including employees of Buyer but not employees of Boeing, or for loss of or damage to any property, including Aircraft, arising out of or in any way connected with any nonconformance or defect in any SPE and whether or not arising in tort or occasioned in whole or in part by the negligence of Boeing, whether active, passive or imputed. This indemnity will not apply with respect to any nonconformance or defect caused solely by Boeing's installation of the SPE.

Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


1954-3


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188


Subject:	Letter Agreement No. 1954-3 to Purchase Agreement No. 1954 -
Option Aircraft


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft
(Aircraft).

All terms not defined herein will have the same meaning as in the Agreement.

In consideration of Buyer's purchase of the Aircraft, Boeing agrees to manufacture and sell to Buyer up to twelve (12) additional Model 737-400 Aircraft (Option Aircraft) [Confidential Treatment Requested] as described in paragraph 1 of Attachment A hereto, and subject to the terms and conditions set forth below.

1.	Delivery.

	1.1 The Option Aircraft will be delivered to Buyer during or before the months set forth in the following schedule:

	Month and Year	Number of
	of Delivery   	Option Aircraft

	July 1999		One (1)
	August 1999		One (1)
	October 1999		One (1)
	November 1999		One (1)
	December 1999		One (1)

	January 2000		One (1)
	February 2000		One (1)
	April 2000		Two (2)
	December 2000		One (1)
	January 2001		One (1)
	February 2001		One (1)

2.	Price.

	The estimated delivery prices (Advance Payment Base Price) of the Option Aircraft set forth in Attachment A include an allowance of $[Confidential Treatment Requested](1995$ STE) for the special features listed in paragraph 1 of Attachment A and an estimate for Seller Purchased Equipment in the amount of $[Confidential Treatment Requested] (1995$ STE). The Advance Payment Base Price excludes any amount for items of BFE. The Option Aircraft pricing elements and associated pricing terms and conditions are in Attachment A.

3.	Option Aircraft Deposit.

	In consideration of Boeing's grant to Buyer of options to purchase the Option Aircraft as set forth herein, and concurrent with the execution of the Purchase Agreement for the Aircraft, Buyer will pay a deposit to Boeing of $[Confidential Treatment Requested] for each Option Aircraft (the Option Deposit). In the event Buyer exercises an option herein for an Option Aircraft, the amount of the Option Deposit for such Option Aircraft will be credited against the first advance payment due for such Option Aircraft pursuant to the advance payment schedule set forth in Article 5 of the Purchase Agreement.

In the event that Buyer does not exercise its option to purchase a particular Option Aircraft pursuant to the terms and conditions set forth herein, Boeing shall be entitled to retain the Option Deposit for such Option Aircraft.

4.	Option Exercise.

	To exercise its option to purchase the Option Aircraft, Buyer shall give written notice thereof to Boeing on or before the first business day of the month in each Option Exercise Date shown below:

	Option Aircraft
	Delivery Date  	Option Exercise Date

	July 1999	On or before February 1, 1998
	August 1999	On or before February 1, 1998
	October 1999	On or before May 1, 1998
	November 1999	On or before May 1, 1998
	December 1999	On or before May 1, 1998

	January 2000	On or before August 1, 1998
	February 2000	On or before August 1, 1998

	April 2000	On or before October 1, 1998

	December 2000	On or before May 1, 1999
	January 2001	On or before May 1, 1999
	February 2001	On or before May 1, 1999


5.	Contract Terms.

	Within thirty (30) days after Buyer exercises an option to purchase Option Aircraft pursuant to paragraph 4 above, Boeing and Buyer will use their best reasonable efforts to enter into a supplemental agreement amending the Purchase Agreement to add the applicable Option Aircraft to the Purchase Agreement as a firm Aircraft as provided in Paragraph 7, below (the Option Aircraft Supplemental Agreement).

6.	[Confidential Treatment Requested]

7.	Applicability.

	Except as otherwise specifically provided in this Letter Agreement, all the applicable terms, conditions and provisions of the Purchase Agreement shall apply to all Option Aircraft [Confidential Treatment Requested]that are added to the Purchase Agreement by an Option Aircraft Supplemental Agreement as firm Aircraft.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance

Attachments


Model 737-400 Aircraft

1.	Option and [Confidential Treatment Requested] Aircraft Description
and Changes.

	1.1	Aircraft Description.  The Option Aircraft and [Confidential
Treatment Requested] Aircraft are described by Detail Specification D6-38900-4-1C dated August 29, 1996, as revised to include:

		(1)	CFM56-3C-1 Engine Installation

		(2)	The following special features:

			As described in Exhibit A to the
	Agreement


	1.2	Changes.  The Detail Specification  will be revised to
include:

		(1)	Changes applicable to the basic Model 737-400 aircraft
which are developed by Boeing between the date of the Detail Specification and the signing of a definitive agreement to purchase the Option Aircraft.

		(2)	Changes mutually agreed upon.

		(3)	Changes required to obtain a Standard Certificate of
Airworthiness.

2.	Price Description - Model 737-400

	2.1	Price Elements Per Aircraft


		[Confidential Treatment Requested]


	2.2	Price Adjustments.

		2.2.1	Special Features.  The price for Special Features
selected for the Option Aircraft will be adjusted to Boeing's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft.

		2.2.2	Escalation Adjustments.  For Option Aircraft
delivering before January, 2002, the Base Airframe Price and the price of Special Features will be escalated according to the provisions of Exhibit D to the Agreement.

The engine manufacturer's current escalation provisions, shown in Exhibit D to the Agreement, were used to calculate the advance payment base prices shown herein. Such engine escalation provisions will be revised if they are changed by the engine manufacturer prior to the signing of a definitive agreement for the Option Aircraft and the then-current engine escalation provisions will be incorporated into such agreement.

		2.2.3	Base Price Adjustments.  The Base Airframe Price and
the Engine Price of the Option Aircraft will be adjusted to Boeing's and the engine manufacturer's then-current prices as of the date of execution of the definitive agreement for the Option Aircraft.

3.	Advance Payment Schedules, Prices and 	Adjustments.

	3.1	Buyer will pay to Boeing advance payments for the Option
Aircraft pursuant to the following schedule.


	 Amount Due per Option Aircraft
	(Percentage times
Due Date of Payment	Advance Payment Base Price)

Upon signing of the definitive	1% (less the
agreement		Deposit)

24 months prior to the first	4%
day of the scheduled delivery
month of the Option Aircraft/

21 months prior to the first	5%
day of the scheduled delivery
month of the Option Aircraft

18 months prior to the first	5%
day of the scheduled delivery
month of the Option Aircraft

12 months prior to the first	5%
day of the scheduled delivery
month of the Option Aircraft

9 months prior to the first	5%
day of the scheduled delivery
month of the Option Aircraft

6 months prior to the first	5%
day of the scheduled delivery
month of the Option Aircraft

	Total		30%

Any advance payments past due as of the date of signing the definitive purchase agreement for the Option Aircraft are due and payable on the date of such signing.

	3.2	Option Aircraft advance payment base prices will be increased or decreased, as appropriate, at the time of signing of the definitive purchase agreement for the Option Aircraft, using the then-current forecasted airframe and engine escalation factors used by Boeing, to determine the amount of the advance payments to be made by Buyer for the Option Aircraft.


1954-4


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188



Subject:	Letter Agreement No. 1954-4 to
		Purchase Agreement No. 1954 -
		Spares Initial Provisioning


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Applicability.

	This letter will apply to initial provisioning for the Model 737-400 Aircraft covered by the Agreement.

2.	Initial Provisioning Meeting.

	Boeing will conduct an initial provisioning meeting (Initial Provisioning Meeting) with Buyer to establish mutually agreeable procedures to accomplish Buyer's initial provisioning of spare parts for the Aircraft. The parties will agree, during the Initial Provisioning Meeting on the operational data to be provided by Buyer for Boeing's use in preparing its quantity recommendations for initial provisioning of spare parts for the Aircraft, exclusive of special tools, ground support equipment, engines and engine parts (Provisioning Items). Such operational data to be provided by Buyer will be the data described in Section E of Boeing Manual D6-49090, entitled "Initial Provisioning Implementation Manual, Boeing Model 757, 767, 777, 747-400 and 737-300, -400 and -500" (Boeing Initial Provisioning
Implementation Manual) which will be furnished to Buyer prior to the Initial Provisioning Meeting. The parties will also agree on the provisioning documentation to be provided by Boeing. Such data will be essentially in accordance with the provisions of Chapter 1 of ATA International Specification 2000, Revision 1, dated April 20, 1989, as described in Boeing Initial Provisioning Implementation Manual D6-49090 (such data will be hereinafter referred to collectively as the "Provisioning Data"). Boeing will provide instruction in the use of the initial provisioning documentation. This instruction will be provided in conjunction with the Initial Provisioning Meeting. In addition, the parties will discuss spares ordering procedures and other matters related to the provisioning for the Aircraft. The time and location for such Initial Provisioning Meeting will be mutually agreed upon between the parties; however, Boeing and Buyer will use their best efforts to convene such meeting within 30 days after execution of the Agreement.

3.	Initial Provisioning Documentation.

	3.1	Provisioning Data.  Boeing will furnish Provisioning Data to
Buyer on or about September 20, 1996. The Provisioning Data will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. The Provisioning Data will set forth the prices for Provisioning Items which are Boeing Spare Parts and such prices will be firm and remain in effect until the date or dates set forth in Paragraph 4.1, Boeing Spare Parts, by which orders must be placed with Boeing. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft or until the delivery configuration of each of the Aircraft is reflected in the Provisioning Data, whichever is later, furnish to Buyer revisions to the Provisioning Data.

	3.2	Provisioning IPC.  Boeing will, on or about September 20,
1996, furnish to Buyer a Boeing Illustrated Parts Catalog (IPC), hereinafter referred to as the "Provisioning IPC." The Provisioning IPC will be as complete as possible and will cover Provisioning Items selected by Boeing for review by Buyer for initial provisioning for the Aircraft. Boeing will, from time to time, until a date approximately 90 days following delivery of the last Aircraft, or until the delivery configuration of each of the Aircraft is reflected in the Provisioning IPC, whichever is later, furnish to Buyer revisions to the Provisioning IPC.

	3.3	Buyer Furnished Equipment (BFE) Provisioning Data.

		3.3.1	Boeing's Responsibility.  Boeing will include BFE end
items in the Provisioning Data and Provisioning IPC for BFE installed on Buyer's Aircraft provided such equipment has been installed on other
Aircraft by Boeing and Boeing has data on the BFE.

		3.3.2	Buyer's Responsibility.  Buyer will be responsible for
ensuring BFE data is provided to Boeing by the BFE supplier in a format acceptable to Boeing for BFE not covered by 3.3.1 above. If the data is not provided to Boeing in a timely manner and in a format acceptable to Boeing, such BFE equipment will not be included in Boeing's Provisioning
Data or IPC.

	3.4	Other Data.  Boeing will submit to Buyer listings of Raw
Materials, Standard Parts and Bulk Materials to be used by Buyer in the maintenance and repair of the Aircraft.

4.	Purchase from Boeing of Spare Parts as Initial Provisioning for the
Aircraft.

	4.1	Boeing Spare Parts.  Buyer will place orders for Provisioning
Items by October 20, 1996; provided, however, that in those instances where Boeing submits any revision to the Provisioning Data, Buyer will place orders for Boeing Spare Parts covered by such revision within 60 days following the date of such submittal. At Buyer's request, Boeing will process "controlled shipments" by shipping full or partial quantities of an order on a schedule specified by Buyer, provided the final shipment is made no later than 24 months after receipt of the order.

	4.2	Vendor Provisioning Items.  Buyer may place orders with
Boeing for Provisioning Items which are manufactured by vendors or to their detailed design and are covered by the Provisioning Data as initial provisioning for the Aircraft. The price to Buyer for any such vendor Provisioning Item will be [Confidential Treatment Requested]% of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such vendor Provisioning Items from Boeing, Buyer will place its orders therefor in accordance with the provisions of Paragraph 4.1, Boeing Spare Parts.

	4.3	Ground Support Equipment and Special Tools.  Buyer may place orders with Boeing for ground support equipment (GSE) and special tools manufactured by vendors which Buyer determines it will initially require for maintenance, overhaul and servicing of the Aircraft and/or engines.
The price to Buyer for such GSE or special tools will be [Confidential Treatment Requested]% of the vendor's quoted price to Boeing therefor. If Buyer elects to purchase such GSE and special tools from Boeing, Buyer will place its orders therefor by the date set forth in Paragraph 4.1, Boeing Spare Parts or such later date as the parties may mutually agree.

	4.4	Spare Engines and Engine Spare Parts.  Buyer may place orders with Boeing for spare engines and/or engine spare parts which Buyer determines it will initially require for support of the Aircraft or for maintenance and overhaul of the engines. The price to Buyer for such spare engines or such engine spare parts, will be [Confidential Treatment Requested]% of the engine manufacturer's quoted price to Boeing for the engine, and [Confidential Treatment Requested]% of the engine manufacturer's quoted price to Boeing for the engine spare parts. If Buyer elects to purchase such spare engines or engine spare parts through Boeing, Buyer will place its orders on a date to be mutually agreed upon during the Initial Provisioning Meeting.

	4.5	QEC Kits.  Boeing will, on or about September 20, 1996,
furnish to Buyer a listing of all components which could be included in the Quick Engine Change (QEC) kits which may be purchased by Buyer from Boeing. Buyer agrees to review such listing and indicate by marking on one copy of such listing those components that Buyer desires included in its QEC kits. Buyer will return such marked copy to Boeing within 30 days after Buyer's receipt of such listing. Within 30 days after Boeing's receipt of such marked copy, Boeing will republish such listing to reflect only those components selected by Buyer and will provide copies of such republished listing to Buyer. Boeing will from time to time furnish revisions to such republished listing until a date approximately 90 days after delivery of the last QEC kit ordered by Buyer for the Aircraft. Boeing will furnish to Buyer as soon as practicable a statement setting forth a firm price for the QEC kit configuration selected by Buyer. Buyer agrees to place orders with Boeing for the QEC kits for the Aircraft by October 20, 1996.

	4.6	Payment for Provisioning Items.  The payment provisions of
the General Terms Agreement between Boeing and Buyer will be applicable to Provisioning Items ordered by Buyer from Boeing for the Aircraft.

5.	Delivery.

	Boeing will, insofar as reasonably possible, deliver to Buyer the Spare Parts ordered by Buyer in accordance with the provisions of this letter on dates reasonably calculated to conform to Buyer's anticipated needs in view of the scheduled deliveries of the Aircraft. Buyer and Boeing will agree upon the date to begin delivery of the Provisioning Spare Parts ordered in accordance with this letter. Where appropriate, Boeing will arrange for shipment of such Spare Parts, which are manufactured by vendors, directly to Buyer from the applicable vendor's facility. The routing and method of shipment for initial deliveries and all subsequent deliveries of such Spare Parts will be as mutually agreed between Boeing and Buyer.

6.	Substitution for Obsolete Spare Parts.

	6.1	Obligation to Substitute.  In the event that, prior to
delivery of the first Aircraft pursuant to the Agreement, any Spare Part purchased by Buyer from Boeing in accordance with this letter is rendered obsolete or unusable due to the redesign of the Aircraft or of any accessory, equipment or part therefor, (other than a redesign at Buyer's request), Boeing will deliver to Buyer new and usable Spare Parts in substitution for such obsolete or unusable Spare Parts and Buyer will return the obsolete or unusable Spare Parts to Boeing. Boeing will credit Buyer's account with Boeing with the price paid by Buyer for any such obsolete or unusable Spare Part and will invoice Buyer for the purchase price of any such substitute Spare Part delivered to Buyer.

	6.2	Delivery of Obsolete Spare Parts and Substitutes Therefor.
Obsolete or unusable Spare Parts returned by Buyer pursuant to this Item will be delivered to Boeing at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate. Spare Parts substituted for such returned obsolete or unusable Spare Parts will be delivered to Buyer at Boeing's Seattle Distribution Center, or such other Boeing shipping point as Boeing may reasonably designate. Boeing will pay the freight charges for the shipment from Buyer to Boeing of any such obsolete or unusable Spare Part and for the shipment from Boeing to Buyer of any such substitute Spare Part.

7.	Repurchase of Provisioning Items.

	7.1	Obligation to Repurchase Peculiar Provisioning Items.  During
a period commencing 1 year after delivery of the first Aircraft under the Agreement, and ending 5 years after such delivery, Boeing will, upon receipt of Buyer's written request and subject to the exceptions in Paragraph 7.2, Exceptions, repurchase unused and undamaged Provisioning
Items which were peculiar to the Aircraft as compared to the delivery configuration of Model 737-400 Aircraft previously purchased by Buyer from Boeing, and (i) were recommended by Boeing in the Provisioning Data as initial provisioning for the Aircraft, (ii) were purchased by Buyer from Boeing, and (iii) are surplus to Buyer's needs.

	7.2	Exceptions.  Boeing will not be obligated under
Paragraph 7.1, Obligation to Repurchase, to repurchase any of the following: (i) quantities of Provisioning Items in excess of those quantities recommended by Boeing in the Provisioning Data for the Aircraft,
(ii) QEC Kits, Bulk Material Kits, Raw Material Kits, Service Bulletin Kits, Standards Kits and components thereof (except those components listed separately in the Provisioning Data), (iii) Provisioning Items for which an Order was received by Boeing more than 5 months after delivery of the last Aircraft, (iv) Provisioning Items which have become obsolete or have been replaced by other Provisioning Items as a result of (a) Buyer's modification of the Aircraft or (b) design improvements by Boeing or the vendor (other than Provisioning Items which have become obsolete because of a defect in design if such defect has not been remedied by an offer by Boeing or the vendor to provide no charge retrofit kits or replacement parts which correct such defect), and (v) Provisioning Items which become excess as a result of a change in Buyer's operating parameters, provided to Boeing pursuant to the Initial Provisioning meeting in Paragraph 2, which were the basis of Boeing's initial provisioning recommendations for the Aircraft.


	7.3	Notification and Format.  Buyer will notify Boeing, in
writing, when Buyer desires to return Provisioning Items which Buyer's review indicates are eligible for repurchase by Boeing under the provisions of this Repurchase of Provisioning Items paragraph. Buyer's notification will include a detailed summary, in part number sequence, of the Provisioning Items Buyer desires to return. Such summary will be in the form of listings, tapes, diskettes or other media as may be mutually agreed between Boeing and Buyer, and will include part number, nomenclature, purchase order number, purchase order date and quantity to be returned. Within 5 business days after receipt of Buyer's notification, Boeing will advise Buyer, in writing, when Boeing's review of such summary will be completed.

	7.4	Review and Acceptance by Boeing.  Upon completion of Boeing's review of any detailed summary submitted by Buyer pursuant to Paragraph 7.3, Boeing will issue to Buyer a Material Return Authorization
(MRA) for those Provisioning Items Boeing agrees are eligible for repurchase in accordance with this Repurchase of Provisioning Items paragraph. Boeing will advise Buyer of the reason that any spare part included in Buyer's detailed summary is not eligible for return. Boeing's MRA will state the date by which Provisioning Items listed in the MRA must be redelivered to Boeing and Buyer will arrange for shipment of such Provisioning Items accordingly.

	7.5	Price and Payment.  The price of each Provisioning Item
repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be an amount equal to 100% of the original invoice price thereof. In the case of Provisioning Items manufactured by a vendor which were purchased pursuant to Paragraph 4, Purchase from Boeing of Spare Parts as Initial Provisioning for the Aircraft, hereof the repurchase price will not include Boeing's [Confidential Treatment Requested]% handling charge. Boeing will pay the repurchase price by issuing a credit memorandum in favor of Buyer which may be applied against amounts due Boeing for the purchase of aircraft, Spare Parts, services or data.

	7.6	Delivery of Provisioning Items. Provisioning Items
repurchased by Boeing pursuant to this Repurchase of Provisioning Items paragraph will be delivered to Boeing F.O.B. at its Seattle Distribution Center, or such other destination as Boeing may reasonably designate.
Buyer will pay the freight charges for the shipment from Buyer to Boeing of any such Provisioning Items.

8.	Obsolete Spare Parts and Surplus Provisioning Items - Title and Risk
of Loss.

	Title to and risk of loss of any obsolete or unusable Spare Parts returned to Boeing pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Boeing upon delivery thereof to Boeing. Title to and risk of loss of any Spare Part substituted for an obsolete or unusable Spare Part pursuant to Paragraph 6, Substitution for Obsolete Spare Parts, will pass to Buyer upon delivery thereof to Buyer. Title to and risk of loss of any Provisioning Item repurchased by Boeing pursuant to Paragraph 7, Repurchase of Provisioning Items, will pass to Boeing upon delivery thereof to Boeing. With respect to the obsolete or unusable Spare Parts which may be returned to Boeing and the Spare Parts substituted therefor, pursuant to Paragraph 6, and the Provisioning Items which may be repurchased by Boeing, pursuant to Paragraph 7, the party which has risk of loss of any such Spare Part or Provisioning Item will have the responsibility of providing any insurance coverage for it desired by such party.

9.	Supplier Support.

	Boeing has entered, or anticipates entering, into product support agreements with suppliers (Boeing Suppliers) of major system components manufactured by such Suppliers to be installed on the Aircraft (Supplier Components). Such product support agreements commit, or are expected to commit, the Boeing Suppliers to provide to Boeing's Buyers and/or the Buyer's designees support services with respect to the Supplier Components which can be reasonably expected to be required during the course of normal operation. This support includes but is not limited to shelf-stock of certain spare parts, emergency spare parts, timely delivery of spare parts, and technical data related to the Supplier Components. Copies of such product support agreements will be provided to Buyer on or about September 20, 1996 in Boeing Document D6-56115, Volumes 1 and 2. In the event Buyer has used due diligence in attempting to resolve any difficulty arising in normal business transactions between Buyer and a Boeing Supplier with respect to product support for a Supplier Component manufactured by such Supplier and if such difficulty remains unresolved, Boeing will, if requested by Buyer, assist Buyer in resolving such difficulty. Assistance will be provided by the Spares Supplier Support and Data Management Organization within the Boeing Buyer Services Division.

10.	Termination of Agreement for Excusable Delay.

	In the event of termination of the Agreement with respect to any Aircraft

	(i)	pursuant to Article 6.2 of the Agreement, or

	(ii)	pursuant to Article 6.3 of the Agreement

such termination will, if Buyer so requests by written notice received by Boeing within 15 days after such termination, also discharge and terminate all obligations and liabilities of the parties as to any Spare Parts which Buyer had ordered pursuant to the Provisions of this letter as initial provisioning for such Aircraft and which are undelivered on the date Boeing receives such written notice.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


1954-5


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188



Subject:	Letter Agreement No. 1954-5 to
		Purchase Agreement No. 1954 -
		Escalation Sharing


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Commitment.

	Boeing agrees to share one-half of the escalation up to a maximum of 3 percent per year in each of the years 1997 and 1998, as more fully described in paragraph 2 below, for any of Buyer's aircraft which are scheduled to deliver after December 31, 1996 (to include the twelve Firm, twelve Option and 24 Conditional Option Aircraft that are the subject of the Agreement). For the purpose of this Letter Agreement such aircraft are referred to as "Eligible Aircraft."

All escalation calculations under this Letter Agreement will be made in accordance with Exhibit D to the Agreement entitled "Price Adjustment Due to Economic Fluctuations - Airframe Price Adjustment" (hereinafter referred to as "Exhibit D"), using actual escalation indices published for the applicable period.


2.	Escalation Credit Memo.

	2.1	Calculation - Eligible Aircraft Delivering in 1997.

		At the time of delivery of each Eligible Aircraft delivering in 1997, Boeing will issue to Buyer a credit memorandum (the 1997 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1997 Credit Memorandum shall be calculated as follows:

One-half of the difference between the airframe and special features escalation calculated for a December 1996 aircraft delivery position, and the escalation calculated for the month of delivery of the 1997 Eligible Aircraft;

provided however,

The maximum amount of the 1997 Credit Memorandum shall not exceed 3 percent pursuant to the following calculation:

At the time of the delivery of the 1997 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1996 delivery month. The December 1996 escalated price will be referred to in the following formula as the "December 1996 Index Amount". The 1997 Credit Memorandum for the 1997 Eligible Aircraft will not exceed an amount equal to:

the December 1996 Index Amount times 0.03

	2.2	Calculation - Eligible Aircraft Delivering in 1998.

		At the time of delivery of each Eligible Aircraft delivering in 1998, Boeing will issue to Buyer a credit memorandum (the 1998 Credit Memorandum) which shall be applied to the Purchase Price of such Aircraft. The 1998 Credit Memorandum shall be calculated as follows:

(i)	One-half of the difference between the  airframe and special features escalation calculated for a December 1997 aircraft delivery position, and the escalation calculated for the month of delivery of the 1998 Eligible Aircraft;

provided however,

The maximum amount of the 1998 Credit Memorandum shall not exceed 3 percent pursuant to the following calculation:

At the time of the delivery of the 1998 Eligible Aircraft, the Base Airframe Price and Special Features prices will be escalated to a December 1997 delivery month. The December 1997 escalated price will be referred to in the following formula as the "December 1997 Index Amount." The 1998 Credit Memorandum for the 1998 Eligible Aircraft will not exceed an amount equal to:

the December 1997 Index Amount times 0.03;

and,

(ii)   The amount calculated above in paragraph 2.1 for the 1997
Credit Memorandum calculated through December, 1997.

	2.3	Eligible Aircraft Delivering after 1998.

		For Eligible Aircraft delivering after the calendar year 1998, the amount of the Credit Memorandum will be the amount calculated pursuant to paragraph 2.2 above through December 1998. This credit memorandum amount will be escalated pursuant to the Airframe Adjustment Formula contained in Exhibit D of the Agreement, from December 1998 to the month of delivery.

3.	Advance Payment Base Price.

	It is agreed that the Advance Payment Base Prices for the Eligible Aircraft set forth in Article 3.4 of the Agreement includes an estimate for the escalation sharing Credit Memorandum pursuant to this Letter Agreement.


4.	Escalating Credits (STE).

	It is agreed that the credit memoranda amount specified in Letter Agreement No.6-1162-DSF-008 which is expressed [Confidential Treatment Requested] will be calculated upon the Aircraft Price at delivery.


Very truly yours,

THE BOEING COMPANY



By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance

1954-6


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188


Subject:	Letter Agreement No. 1954-6
Purchase Agreement No. 1954 -
Waiver of Aircraft Demonstration Flights



This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms not defined herein have the same meaning as in the Agreement.

1.	Fuel Entitlement at Delivery.

	At the time of delivery of the Aircraft, Boeing will provide to Buyer, at no charge, 1000 gallons of jet fuel.

2.	Waiver of Demonstration Flight.

	Notwithstanding the provisions of the Agreement requiring the Aircraft to be test flown prior to delivery for the purpose of demonstrating to Buyer the functioning of such Aircraft and its equipment, upon written notice to Boeing 90 days prior to the scheduled date of the Aircraft delivery, or as agreed between the parties in writing, Buyer may waive such flight. With respect to each waived demonstration flight, the following provisions will apply:


3.	Additional Fuel.

	Promptly after delivery of the Aircraft, Boeing will load on the Aircraft an amount of jet fuel which together with the 1,000 gallons provided at delivery, equals a full tank.

4.	Reimbursement for Correction of Flight Discrepancies.

	4.1	Ferry Flight.

		Except for Aircraft to be used promptly after delivery for Boeing flight crew training provided to Buyer at or near Seattle, Washington, Boeing will reimburse Buyer for Buyer's direct labor costs (as defined below) and the cost of any material (Correction Costs) required to correct any flight discrepancy detected by Buyer while the Aircraft is being ferried from Seattle, Washington, to Buyer's main base, to the extent such Correction Costs and labor costs are not covered under a warranty provided by Boeing or by any of its suppliers. Within 90 days after the date of such ferry flight Buyer will submit to Boeing's Director, Product Assurance Contracts, at Renton, Washington, a written itemized statement describing any such flight discrepancy and indicating the Correction Costs incurred by Buyer for the correction of such flight discrepancy.

	4.2	Definitions.

		For purposes of reimbursement under this paragraph; (i) Buyer's direct labor costs will be determined using the Warranty Labor Rate in effect between the parties as of the date such labor is expended, and
(ii) flight discrepancies mean any failure or malfunction of such Aircraft, or the accessories, equipment, systems and parts installed therein which results from a defect in such Aircraft, accessories, equipment, systems and parts or a nonconformance to the Detail Specification for such Aircraft which was present at the time of delivery of the Aircraft to Buyer and which, if detected during a Boeing predelivery demonstration flight, would have been reported in the pilot's flight discrepancy report and would have been corrected by Boeing prior to the delivery of such Aircraft to Buyer.

5.	Return of Aircraft.

	If any flight discrepancy as defined above is detected by Buyer during the ferry flight of any Aircraft, which requires the return of such Aircraft to Boeing's facilities at Seattle, Washington, for correction by Boeing, title to and risk of loss of such Aircraft will at all times remain with Buyer and Boeing will have such responsibility for such Aircraft while it is on the ground at Boeing's Seattle, Washington, facilities as is chargeable by law to a bailee for mutual benefit, but Boeing will not be chargeable for loss of use.


Very truly yours,

THE BOEING COMPANY



By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


1954-7


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188


Subject:	Letter Agreement No. 1954-7
Purchase Agreement No. 1954 -
Additional Purchase Agreement Provisions


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms not defined herein have the same meaning as in the Agreement.

1.	Boeing and Buyer agree that the following provisions shall apply in lieu of the provisions currently contained in the subject Agreement:

	1.1	Article 2.3 - Notice of Delivery Date, is revised to read:
"Boeing will give Buyer at least 10 days notice of the delivery date of the
Aircraft....".

	1.2	Article 2.6 - Bill of Sale, is revised in its entirety to
read: "Upon delivery of an Aircraft Boeing will deliver to Buyer a bill of sale conveying good title to such Aircraft, free of any and all encumbrances, and such other documents of title as Buyer may reasonably request."

	1.3	Article 7.1 - Developmental Changes.  The last line of the
article is revised to read: "If Boeing makes changes pursuant to this paragraph, Boeing will promptly notify Buyer of such changes and provide documentation of associated detail specification updates."

	1.4	Article 7.2 - Change Orders, is revised to add: "Change
Orders will include only changes previously accepted by Buyer in writing."
	1.5	Notwithstanding Article 8.1.2, Boeing will provide a
Certificate of Sanitary Construction at the time of delivery of each Aircraft.

	1.6	Article 8.1.3 is revised to read "...If the FAA (or any
successor U.S. governmental agency) does not issue a superseding certificate, Boeing's only....".

	1.7	Article 9.3 - Aircraft Flight.  The paragraph shall be
revised to add "Boeing will continue its practice of permitting Buyer's licensed and qualified pilot observer to participate in flying the Aircraft provided that the flights shall always be under the command of Boeing's pilot."

	1.8	Exhibit B, Part A, Paragraph 4.2 is revised to add: "Boeing
may release service bulletins or service letters advising Buyer of the availability of certain warranty remedies. When such advice is provided, Buyer will be deemed to have fulfilled the requirements for discovery of the defect and submittal of notice in this Exhibit C as of the date specified in the service bulletin or service letter."

	1.9	Pursuant to Exhibit B, Part A, Paragraph 6.2.2, for purposes of this agreement, "Boeing Recommended Spare Parts List" shall be defined as that negotiated spare parts list developed jointly by Buyer and Boeing Spares Organization using operating parameters supplies by Buyer.

	1.10	Exhibit B, Part B, Paragraph 5.2 - Direct Materials, is
revised to read: "...(iii) materials which exceed Boeing's reasonable estimate of required materials, and...".

	1.11	Exhibit B, Part B, Paragraph 5.4 - Limitation, is revised to read: "The total reimbursement with respect to the direct labor and direct materials incorporated in an item, will not exceed...".


	1.12	Exhibit B, Part B, Paragraph 6 - Replaced Parts, is revised
to read: "...the warranty claim number and, if the part has a then-current Boeing spare part selling price of more than $2,000, retained for a period of 60 days....".

	1.13	Exhibit B, Part G, Paragraph 3 - Manufacturer Responsibility,
is revised to add: "Boeing shall also take such actions as are reasonable in an effort to obtain a correction of the Interface Problem."

	1.14	Exhibit B, Part H, Paragraph 1 - Duplicate Product Assurance
Remedies, is revised to add: "In other words, Buyer may at its option, make a claim under the Warranty, if applicable, or the Service Life Policy, if applicable, but not both."

	1.15	Exhibit C, Part A, Paragraph 2 - Maintenance Training
Program, is revised to read: "...If requested by Buyer by December 1, 1996,
Boeing agrees to provide....".

	1.16	Exhibit C, Part C, Paragraph 2, - Flight Training Program, is
revised to read: "...If requested by Buyer by December 1, 1996, Boeing agrees to provide....".

	1.17	Exhibit C, Part A and Part C, Paragraph 4.3 are revised to
read: "...materials between Seattle and such alternate training site away from Seattle."


	1.18	Exhibit C, Part A and Part C, Paragraph 4.4 are revised to
read: "...providing the training at such alternate site away from Seattle."

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.

Very truly yours,

THE BOEING COMPANY



By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


6-1162-DSF-003


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188


Subject:	Letter Agreement No. 6-1162-DSF-003 to
Purchase Agreement No. 1954 -
Model 737-400 Aircraft [Confidential Treatment Requested]


This Letter Agreement amends Purchase Agreement No. 1954 (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1.	[Confidential Treatment Requested]


2.	Confidential Treatment.  Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.



Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance



Attachment

Attachment to Letter Agreement No. 6-1162-DSF-003



[Confidential Treatment Requested]



6-1162-DSF-004


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188



Subject:	Letter Agreement No. 6-1162-DSF-004 to
Purchase Agreement No. 1954 -
Model 737-800 [Confidential Treatment Requested]


This Letter Agreement amends Purchase Agreement No. 1954 (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the Model 737-800 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein will have the same meaning as in the Agreement.

1.	[Confidential Treatment Requested]

2.	Confidential Treatment.  Buyer understands that certain commercial and financial information contained in this Letter Agreement including the attachment hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.



Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


Attachment



Attachment to Letter Agreement No. 6-1162-DSF-004



[Confidential Treatment Requested]


6-1162-DSF-005


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington 98188



Subject:	Letter Agreement No. 6-1162-DSF-005 to
		Purchase Agreement No. 1954 -
		Disclosure of Confidential Information


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Buyer understands that certain commercial and financial information contained in the documents listed below (Confidential Documents) is considered by Boeing as confidential.

2.	Buyer agrees that it will treat the Confidential Documents and the information contained therein as confidential and will not, without the prior written consent of Boeing, disclose such Confidential Documents or any information contained therein to any other person or entity except as may be required by (i) applicable law or governmental regulations, or (ii) for financing the Aircraft in accordance with the provisions of Article 10 of the Agreement.

3.	In connection with any such disclosure or filing of the Confidential
Documents, or the information contained therein pursuant to any such applicable law or governmental regulation, Buyer will request and use its best reasonable efforts to obtain confidential treatment of such Confidential Documents and the information contained therein. Boeing agrees to cooperate with Buyer in making and supporting its request for confidential treatment.


Schedule of Confidential Documents


[Confidential Treatment Requested]


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


6-1162-DSF-006


Alaska Airlines, Inc.
19300 Pacific Highway South
Seattle, Washington  98188

Subject:		Letter Agreement No. 6-1162-DSF-006
			Purchase Agreement No. 2954
			[Confidential Treatment Requested]
			Objective for Model 737-800 Aircraft

Reference is made to Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to the sale by Boeing and the purchase by Buyer of up to twelve (12) Model 737-400 Option Aircraft [Confidential Treatment Requested]. Such Option Aircraft and [Confidential Treatment Requested] may be substituted to Model 737-800 Aircraft, pursuant to the conditions in Letter Agreement No. 6-1162-DSF-008.

This letter, when accepted by Buyer contemporaneously with the execution of the Agreement, will become part of the Agreement and will evidence our further agreement with respect to the matters set forth below.

All terms used herein and in the Agreement, and not defined herein, shall have the same meaning as the Agreement.

[Confidential Treatment Requested]

[Confidential Treatment Requested]

[Confidential Treatment Requested]

1.	[Confidential Treatment Requested]

2.	[Confidential Treatment Requested]

3.	[Confidential Treatment Requested]

4.	Confidential Treatment.

	Buyer understands that certain commercial and financial information contained in this Letter Agreement, and any attachments hereto, is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement No. 6-1162-DSF-005.


If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance



[Confidential Treatment Requested]


6-1162-DSF-008


Alaska Airlines
19300 Pacific Highway South
Seattle, Washington 98188


Subject:	Letter Agreement No. 6-1162-DSF-008 to
		Purchase Agreement No. 1954 -
		Special Matters


Gentlemen:

This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

1.	Basic Credit Memorandum.

	In consideration of Buyer's purchase of twelve (12) firm Model 737-400 aircraft (Firm Aircraft) and twelve (12) option Model 737-400 aircraft (Option Aircraft), Boeing shall issue a credit memorandum at time of delivery of each Firm and Option Aircraft to Buyer in an amount equal to [Confidential Treatment Requested] of Base Airframe plus Engine Price for Model 737-400/500/300 aircraft (Current Generation Aircraft) or Base Aircraft price for Model 737-800/700/600 aircraft (New Generation Aircraft), [Confidential Treatment Requested].


		BASIC CREDIT MEMORANDA [Confidential Treatment Requested]

		MODEL		FIRM AND OPTION
		TYPE		AIRCRAFT

		737-400	[Confidential Treatment Requested]
		737-800	[Confidential Treatment Requested]
		737-700	[Confidential Treatment Requested]
		737-300	[Confidential Treatment Requested]
		737-600	[Confidential Treatment Requested]
		737-500	[Confidential Treatment Requested]

	1.1	Model Substitution.   Should Buyer elect to change an option
Aircraft model type pursuant to paragraph 4 herein and substitute from a Model 737-400 to a Current Generation or New Generation Aircraft, the applicable basic credit memorandum and amount as designated above would apply against [Confidential Treatment Requested].

	1.2	[Confidential Treatment Requested]

	1.3	Application Of Credit Memoranda.
	All Credit Memoranda will be issued to Buyer at time of the delivery of each Aircraft to which they relate unless otherwise stated herein. Once issued, the Basic Credit Memoranda may be used by Buyer for the purchase from Boeing of Boeing goods and services, or may be used (in whole or in part) by Buyer for the payment of the balance of the Aircraft Price due at the time of delivery of the related Aircraft. The Basic Credit Memoranda may not, however, be used for the payment of Advance Payments.

2.	[Confidential Treatment Requested]

3.	[Confidential Treatment Requested]

4.	Option Aircraft.

	4.1	Model Substitution.   [Confidential Treatment Requested].

	4.2	Performance Matters.  [Confidential Treatment Requested].

5.	[Confidential Treatment Requested]

6.	[Confidential Treatment Requested]

7.	[Confidential Treatment Requested]

8.	737-800 Introductory Support Credit Memoranda.

	In consideration of Buyer's requirements for spares and training support for New Generation Model 737 Aircraft should Buyer elect to take delivery of a New Generation Model 737 aircraft, Boeing agrees to provide a credit memorandum in the amount of [Confidential Treatment Requested] per New Generation Model 737 Aircraft. Such credit memorandum will be made available to Buyer six (6) months prior to delivery of each New Generation Model 737 Aircraft and may be used for Boeing spares and /or training support (in excess of training entitlements for Model 737-400 operators introducing Model 737-600/-700/-800 Aircraft similar to the entitlement described in Attachment B. to which Buyer will be entitled upon exercise of a firm Model 737-600/-700/-800 Option Aircraft) as required by Buyer for introduction of the Model 737-600/-700 or -800 aircraft into Buyer's fleet.

9.	Assignment of Credits.

	[Confidential Treatment Requested].

10.	Confidential Treatment.  Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance





Attachment A [Confidential Treatment Requested]

				Attachment B to 6-1162-DSF-008
				(8 pages)


PART A

BOEING MAINTENANCE TRAINING PROGRAM


1.	General.

	This Part describes the maintenance training to be provided by Boeing (Maintenance Training) at Boeing's training facility at or near Seattle. The Maintenance Training will be provided at no additional charge to Buyer, except as otherwise provided herein. If any part of the Maintenance Training is not used by Buyer prior to delivery of the first Aircraft, Boeing will not be obligated to provide such Maintenance Training at a later date, unless the parties have otherwise agreed in writing.

All instruction, examinations and materials shall be prepared and presented in the English language and in the units of measure used by Boeing.




Buyer will be responsible for the living expenses of Buyer's personnel during Maintenance Training. For Maintenance Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.	Maintenance Training Planning Conference.

	No later than 12 months prior to delivery of Buyer's first Aircraft, Boeing and Buyer will conduct a planning conference in order to schedule and discuss the Maintenance Training.

3.	Maintenance Training Program.

	The Maintenance Training Program will (i) consist of classroom presentations supported by training materials and aids and (ii) if practicable, include an escorted tour of aircraft production areas and/or flight lines. The Maintenance Training will include the following courses:


	3.1	Mechanical/Power Plant Systems Course.

		This course provides mechanical instruction on the maintenance of the Aircraft and its systems, including engine systems. Electrical instruction, where necessary, will be provided in order to clarify mechanical system operation.

One class; up to 15 students.

	3.2	Electrical Systems Course.

		This course provides electrical instruction on the maintenance of the Aircraft and its systems, including engine systems. Mechanical instruction, where necessary, will be provided in order to clarify electrical system operation.

One class; up to 15 students.

	3.3	Avionics Systems Course.

		This course provides instruction on the maintenance of the Aircraft automatic flight control systems, communications and navigation systems. It is oriented to those personnel who specialize in trouble analysis and line maintenance on avionics systems.

One class; up to 15 students.

	3.4	Aircraft Rigging Course.

		This course provides instruction on aircraft rigging so as to provide Buyer's specialist personnel with the necessary information to rig all flight control surfaces, landing gear components, aircraft doors and engines. The conditions set forth in paragraph 4 below will be applicable with respect to Boeing's providing such course.

One class; up to 6 students at a mutually acceptable alternate facility.


	3.5	Advanced Composite Repair Course.

		This course provides instruction for Buyer's structural repair personnel and promotes understanding of the design philosophy, inspection and repair of advanced composite components.

One class; up to 8 students.

4.	Training at a Facility Other Than Boeing's.

	If requested prior to the conclusion of the Maintenance Training Planning Conference, Boeing will conduct the classroom training described above (except for the Advanced Composite Repair Course) at a mutually acceptable alternate training site, subject to the following conditions:

	4.1	Buyer will be responsible for providing acceptable classroom space and training equipment required to present the Boeing courseware.

	4.2	Buyer will pay Boeing's then-current per diem charge for each
Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

	4.3	Buyer will reimburse Boeing for round-trip transportation for
Boeing's instructors and training materials between Seattle and such alternate training site.

	4.4	Buyer will pay, or reimburse Boeing for, all taxes, fees,
duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

	4.5	Those portions of training that require the use of Boeing's
training devices shall be conducted at Boeing-designated facilities.

5.	Supplier Training.

	The Maintenance Training includes sufficient information on the location, operation and servicing of Aircraft equipment, accessories and parts provided by suppliers to support line maintenance functions.


If Buyer requires additional maintenance training with respect to any supplier-provided equipment, accessories or parts, Buyer will schedule such training directly with the supplier. If Buyer experiences difficulty in scheduling such training, Boeing will, if requested, assist Buyer in coordinating and scheduling such training.

6.	Student Training Material.

	No revision service will be provided for the material provided hereunder.

	6.1	Manuals.

		Boeing will provide at the beginning of each Maintenance Training course 1 copy of a training manual or equivalent for each student attending such course.

	6.2	Panel Description/Component Locator Guide/
Field Trip Checklist Manual.

		Boeing will provide 1 copy of a Panel Description/Component Locator Guide/Field Trip Checklist Manual for each student in each applicable Maintenance Training course.

7.	Other Training Material.

	At the conclusion of the Maintenance Training Program, Boeing will provide to Buyer 1 set of the following training materials, as used in the full Aircraft systems courses. Revision service will not be provided for these materials.

	7.1	Visual Aids.

		7.1.1	Blackline 8-1/2 x 11-inch projection transparencies.

		7.1.2	Full-scale instrument panel wall charts in the form of
black and white copies and mylar reproducible copies.

		7.1.3	Training slides.

	7.2	Reproducible Masters.

		8-1/2 x 11-inch prints suitable for black and white reproduction of all graphics and applicable text.

	7.3	Video Programs.

		Video programs on 3/4-inch U-matic or 1/2-inch VHS cassette formats in NTSC, PAL or SECAM standards, as selected by Buyer.

	7.4	Computer-Based Training (CBT) Courseware.

		CBT courseware, and instructions for courseware installation and operation.

	7.5	Shipment of Materials.

		The training materials described above will be shipped to Buyer 30 days after completion of the first class of each applicable Maintenance Training course.

	7.6	Training Material - Aircraft Configuration.

		The visual aids and reproducible masters (except training slides and CBT) described above will, at the conclusion of the shipments thereof, reflect the configuration of the first Aircraft as delivered to Buyer. CBT Courseware will reflect the major configuration of the first Aircraft delivered to Buyer.

8.	Course Completion Records.

	At the completion of the Maintenance Training, Boeing will provide Buyer with course completion records consisting of the following:

	8.1	Master copies of all examinations given.

	8.2	Attendance and examination records for each student.

	8.3	Certificate of completion for each course each student
successfully completes.



PART C

BOEING FLIGHT TRAINING PROGRAM


1.	General.

	This Part describes the flight training to be provided by Boeing (Flight Training) at or near Seattle, or at some other location to be determined pursuant to this Part. The Flight Training will be provided at no additional charge to Buyer, except as otherwise provided herein.

All instruction, examinations and materials will be prepared and presented in the English language and in the units of measure used by Boeing.




Buyer will be responsible for the living expenses of Buyer's personnel during the Flight Training Program. For Flight Training provided at or near Seattle, Boeing will transport Buyer's personnel between their local lodging and the training facility.

2.	Flight Training Differences Program.

	In conjunction with earlier sales to Buyer of aircraft of the same model type as the Aircraft, Boeing has provided to Buyer comprehensive flight training for such aircraft. If requested by Buyer at least 12 months prior to delivery of the first Aircraft, Boeing agrees to provide, if required, 1 classroom training class to acquaint up to 4 cockpit crews of Buyer's personnel with any operational, systems and performance differences significant to the operation of the Aircraft, between the first Aircraft scheduled for delivery pursuant to this Agreement and the last aircraft of the same model type as the aircraft previously delivered by Boeing to Buyer. Such course will be scheduled by mutual agreement of Boeing's and Buyer's flight training organizations.


3.	Student Training Material.

	Student training material, in Boeing's then-standard format, will be provided to Buyer's personnel (1 set per student) as listed below. No revision service will be provided for the material provided hereunder.

		Operations Manual
		Quick Reference Handbook

4.	Other Training Material.

	At the conclusion of the Differences Flight Training, Boeing will provide 1 set of the following materials, as used in the Flight Training Program. Revision service will not be provided for these materials.

	4.1	Computer Based Training (CBT).

		Boeing will provide a copy of Boeing developed CBT materials used in the Flight Training Program. The CBT Courseware will reflect the major configuration of Buyer's first Aircraft. Buyer will require certain equipment and materials in order to use the CBT Program. Equipment and materials required to run the CBT Program will be procured by Buyer at Buyer's expense. The CBT materials provided include the following:

		4.1.1	1 copy of lesson files supplied on CD-ROM disc.

		4.1.2	1 paper copy of loading and operation instructions for
installing the lessons on an MS-DOS compatible Personal Computer or File
Server.

		4.1.3	1 copy of the runtime software required to run the CBT
lessons.

	4.2	Full-Scale Color Instrument Panel Wall Charts.

5.	Training at a Facility Other Than Boeing's.

	If seasonably requested, Boeing will conduct the Flight Training at a mutually acceptable alternate training site, subject to the following conditions:

	5.1	Buyer will be responsible for providing classroom space
acceptable to Boeing, a flight simulator and training equipment required to present the Boeing courseware.

	5.2	Buyer will pay Boeing's then-current per diem charge for each
Boeing instructor for each day, or fraction thereof, such instructor is away from Seattle, including travel time.

	5.3	Buyer will reimburse Boeing for round-trip transportation for
Boeing's flight training instructors and materials between Seattle and such alternate site.

	5.4	Buyer will pay, or reimburse Boeing for, all taxes, fees,
duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing's providing the training at such alternate site.

	5.5	Those portions of the training that require the use of
Boeing's training devices, if any, will be conducted at Boeing-designated facilities.



Buyer has rights of substitution for the Option [Confidential Treatment Requested] from Model 737-400 to Model 737-600/-700/-800 Aircraft, described as follows:

Model 737-600/-700/-800

1.	Description and Changes.

	1.1	Aircraft Description.

		1.1.1 The Model 737-600 is described by Configuration Specification D6-38808-E dated September 15, 1995, as revised to include:

		    (1) CFM56-7B18 Engine Installation.
		    (2) Increase MTOW to 129,500 Pounds.

		1.1.2 The Model 737-700 is described by Configuration Specification D6-38808-E dated September 15, 1995 as revised to include:

		     (1) CFM56-7B20 Engine Installation.
		     (2) Increase MTOW to 138,000 Pounds.

		1.1.3 The Model 737-800 is described by Configuration Specification D6-38808-E dated September 15 1995 as revised to include:

		     (1) CFM56-7B24 Engine Installation.
		     (2) Increase MTOW to 160,000 Pounds.

	1.2	Changes.  The Configuration Specification will be revised to include:

		     (1) Changes applicable to the basic Model 737-600/-700/-800 aircraft which are developed by Boeing between the date of the Configuration Specification and the signing of a definitive agreement to purchase the Option Aircraft.

		     (2) Changes mutually agreed upon.

		     (3) Changes required to obtain a Standard Certificate of Airworthiness.


2.	Price Description.

		      Aircraft 	    Special
		      Price	    Features
		      (95$)	    Price (95$)

Model 737-600     [Confidential Treatment Requested]

Model 737-700     [Confidential Treatment Requested]

Model 737-800     [Confidential Treatment Requested]



6-1162-DSF-009


Alaska Airlines
19300 Pacific Highway South
Seattle, Washington 98188


Subject:	Letter Agreement No. 6-1162-DSF-009 to
		Purchase Agreement No. 1954 -
		Special Purchase Agreement Provisions


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.


1.	Boeing and Buyer agree that the following provisions shall apply in lieu of the provisions currently contained in the subject Agreement:

	1.1  Article 4.1 Taxes, [Confidential Treatment Requested].

	1.2  Article 5.3 - Form of Payments.  [Confidential Treatment
Requested].

	1.3  Article 6 - Excusable Delay.  [Confidential Treatment
Requested].

	1.4  Article 6.5.2, [Confidential Treatment Requested].

	1.5 Pursuant to Article 8.2.2 and Article 8.3.2, [Confidential Treatment Requested].

	1.6  Article 9.5.2 [Confidential Treatment Requested].

	1.7.  Article 10.6 - Exculpatory or Indemnity Clause in
Post-delivery Sale or Lease, [Confidential Treatment Requested].

	1.8 	Exhibit B, Part A, Paragraph 2 - Exceptions.  [Confidential
Treatment Requested].

	1.9	Exhibit B, Part A, Paragraph 5.1 and Paragraph 5.2,
[Confidential Treatment Requested].

	1.10	Exhibit B, Part A, Paragraph 11 - Buyers' Indemnification of
Boeing, [Confidential Treatment Requested].

	1.11	Exhibit B, Part B, Paragraph 4 - Joint Responsibility,
[Confidential Treatment Requested].

	1.12	Exhibit C, Part D, Paragraphs 2.3 [Confidential Treatment
Requested].

	1.13	Exhibit C, Part D, Technical Data and Documents [Confidential
Treatment Requested].

	1.14	Exhibit C, Part E, Paragraph 1.1 [Confidential Treatment
Requested].

	1.15	Exhibit C, Part E, Paragraph 1.2 [Confidential Treatment
Requested].

	1.16	Exhibit C, Part E, Paragraph 2.2 (a) [Confidential Treatment
Requested].

	1.17	Exhibit C, Part E, Paragraph 2.3 (a) [Confidential Treatment
Requested].

	1.18	Exhibit C, Part E, Paragraph 2.3 (b) [Confidential Treatment
Requested].

	1.19  Exhibit E, Paragraph 5.1 - [Confidential Treatment Requested].


	1.20	Paragraph 8 of Exhibit E - Buyer Furnished Equipment
Provisions Document of the Agreement, and Paragraph 7 of Letter Agreement 1954-2 - Seller Purchased Equipment [Confidential Treatment Requested].

	1.21	Attachment A to Letter Agreement 1954-3, Paragraph 2.2.1 -
Special Features [Confidential Treatment Requested].

	1.22	Attachment A to Letter Agreement 1954-3, Paragraph 2.2.3 -
Base Price Adjustments [Confidential Treatment Requested].

	1.23	Attachment A to Letter Agreement 1954-3, Paragraph 2.2.2 -
Escalation Adjustments [Confidential Treatment Requested].

2.	Confidential Treatment.  Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.


If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance


6-1162-DSF-012


Alaska Airlines
19300 Pacific Highway South
Seattle, Washington 98188


Subject:	Letter Agreement No. 6-1162-DSF-012 to
		Purchase Agreement No. 1954 -
		[Confidential Treatment Requested]-
	Letter of Intent


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc. (Buyer) relating to Model 737-400 aircraft (the Aircraft).

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

Boeing and Buyer do hereby agree to enter into negotiation to come to agreement on [Confidential Treatment Requested] at such time that Buyer firms up a Model 737-800 Option Aircraft subject to the following terms:

	1) Intent - [Confidential Treatment Requested].

	2) Program Term - The length of the Program [Confidential Treatment
Requested].

	3) Methodology - [Confidential Treatment Requested].

	4. Remedy - [Confidential Treatment Requested].

	5. [Confidential Treatment Requested].

	6. Conditions and Limitations - [Confidential Treatment Requested].

Attached to this Letter of Intent is a draft Program which will form the basis of the agreement to be entered into after Buyer firms up delivery of a Model 737-800 Option Aircraft.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance

Attachment A [Confidential Treatment Requested]

Attachment B [Confidential Treatment Requested]


6-1162-DSF-016


Alaska Airlines
19300 Pacific Highway South
Seattle, Washington 98188


Subject:	Letter Agreement No. 6-1162-DSF-016 to
		Purchase Agreement No. 1954 -
		Special Purchase Agreement Provisions
	Related [Confidential Treatment 			Requested]


This Letter Agreement amends Purchase Agreement No. 1954 dated as of even date herewith (the Agreement) between The Boeing Company (Boeing) and Alaska Airlines, Inc.

All terms used herein and in the Agreement, and not defined herein, will have the same meaning as in the Agreement.

In consideration for Buyer's participation and cooperation in development and certification of [Confidential Treatment Requested] to the Model 737-400 Aircraft, Boeing and Buyer agree to the following:

1.	[Confidential Treatment Requested]

2.	Boeing agrees to make best reasonable effort to ensure production incorporation on Buyer's Aircraft assuming a decision to offer such feature is made by Boeing. [Confidential Treatment Requested].

3.	Buyer agrees to pay [Confidential Treatment Requested].

2.	Confidential Treatment.  Buyer understands that certain commercial and financial information contained in this Letter Agreement including any attachments hereto is considered by Boeing as confidential. Buyer agrees that it will treat this Letter Agreement and the information contained herein as confidential and will not, without the prior written consent of Boeing, disclose this Letter Agreement or any information contained herein to any other person or entity except as provided in Letter Agreement 6-1162-DSF-005.

If the foregoing accurately reflects your understanding of the matters treated herein, please so indicate by signature below.


Very truly yours,

THE BOEING COMPANY


By  /s/ Dawn S. Foster

Its    Attorney-In-Fact


ACCEPTED AND AGREED TO this

Date: September 18, 1996

ALASKA AIRLINES


By  /s/ Harry G. Lehr

Its  Senior Vice President Finance

Attachment to
6-1162-DSF-016
Page 1

[Confidential Treatment Requested]